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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison Funds Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.
Management’s Discussion of Fund Performance
PERIOD IN REVIEW
Despite modest economic growth, U.S. equities had one of the best years in history and led the world’s stock markets, as the S&P 500 Index advanced 32.39% in 2013. Domestic mid-cap and small-cap indices showed even stronger returns, with the Russell Midcap® Index up 34.76% and the Russell 2000® Index of small-cap stocks up 38.82%. Developed international markets were also robust, as the broad MSCI EAFE Net Index advanced 22.78%. Emerging markets, on the other hand, lagged the developed world badly, with the Russell Emerging Market Index barely positive with a 0.29% return.
Despite an array of challenges, the resilient U.S. economy grew by nearly 2% in 2013, with the rate of this growth appearing to accelerate through the final quarters. Europe seemed to be working through the worst of its problems, while emerging markets showed signs of slowing growth, putting selling pressure on what had been an investor favorite for much of the past decade.
Returns for bond investors were not as satisfying, as the broad Barclays U.S. Aggregate Bond Index dropped -2.02%. During the final quarter of 2013, fixed income investors continued to focus on the timing of a much awaited shift in monetary policy from the Federal Reserve. Throughout 2013 strengthening economic fundamentals and hints from the Federal Reserve Board created expectations for a tapering in Fed open-market bond purchasing. These expectations for what was widely viewed as the first stage towards monetary tightening put steady pressure on interest rates. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed close to 3% in early September before drifting back to 2.6% at the end of the third quarter. At year’s end the 10-year yield was just over 3%, marking its highest level for 2013.
OUTLOOK
In our view, this encouraging display of economic persistence bodes well for 2014. Our cautiously upbeat outlook is largely based on an improving fiscal backdrop, with 2013’s federal government headwind expected to recede in 2014. We are impressed by the improvement in the U.S. economy. Relative to other countries, the U.S. enjoys favorable demographics, has strong energy and agricultural resources, and a robust consumer base. In addition, the U.S. federal budget deficit has declined from 10% to near 4% of GDP over the past four years. We remain watchful regarding still-high debt levels with governmental entities and consumers, lower labor force participation, unclear long-

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

term fiscal and monetary policies, and lower levels of capital investments by businesses. On balance, though, the U.S. looks strong compared to the rest of the world.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

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Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

CONSERVATIVE ALLOCATION FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Conservative Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.
The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•
Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•
Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market condi-tions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1,2

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

Average Annual Total Return through December 31, 2013[1,2]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Ultra Series Conservative Allocation, Class I	7.61%	6.55%	8.89%	4.60%	—
Ultra Series Conservative Allocation, Class II	7.34	6.28	—	—	8.93%
Conservative Allocation Fund Custom Index	8.54	7.32	9.04	6.18	9.71
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	-2.34	3.24	4.27	5.32	4.53
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Bond Funds	56.7%
Foreign Bond Funds	3.8%
Stock Funds	34.4%
Foreign Stock Funds	4.5%
Money Market Funds and Other Net Assets	0.6%

PERFORMANCE DISCUSSION
The Ultra Series Conservative Allocation Fund (Class I) returned 7.61% over the 12-month period, underperforming the Conservative Allocation Fund Custom Index return of 8.54%, but slightly outperforming the Morningstar Conservative Allocation category average return of 7.23%. The two greatest positive contributors to performance were the fund’s relative overweight to U.S. stocks within the equity allocation, and a below-benchmark duration within the fixed income portion of the portfolio. The broad U.S. stock market (Russell 3000® Index) outperformed the international market (MSCI EAFE Index) by approximately 10% over the period. Bonds were hurt by a significant rise in interest rates since the end of 2012. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed to just over 3% by year’s end. The fund’s modest duration and floating rate holdings served to mitigate the losses within the fixed income portion of the fund. The two most negative detractors from performance were the fund’s underweighting to small-cap stocks and weak selection among core U.S. equity positions where Madison’s preference for managers holding more proven, high-quality companies was out of favor with a speculative market. These negative factors outweighed the positive factors and resulted in underperformance compared to the benchmark, but not the peer category for the year.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

MODERATE ALLOCATION FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Moderate Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.
The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•
Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•
Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1,2

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

Average Annual Total Return through December 31, 2013[1,2]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Ultra Series Moderate Allocation, Class I	15.66%	9.27%	11.64%	4.62%	—
Ultra Series Moderate Allocation, Class II	15.37	8.99	—	—	11.91%
Moderate Allocation Fund Custom Index	16.10	9.48	11.75	6.11	12.78
S&P 500 Index	32.39	16.18	17.94	7.41	19.84
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Bond Funds	34.6%
Stock Funds	54.1%
Foreign Stock Funds	10.3%
Money Market Funds and Other Net Assets	1.0%

PERFORMANCE DISCUSSION
The Ultra Series Moderate Allocation Fund (Class I) returned 15.66% over the 12-month period, slightly underperforming the Moderate Allocation Fund Custom Index return of 16.10% and the Morningstar Moderate Allocation category average return of 16.48%. The two greatest positive contributors to performance were the fund’s relative overweight to U.S. stocks within the equity allocation, and a below-benchmark duration within the fixed income portion of the portfolio. The broad U.S. stock market (Russell 3000® Index) outperformed the international market (MSCI EAFE Index) by approximately 10% over the period. Bonds were hurt by a significant rise in interest rates since the end of 2012. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed to just over 3% by year’s end. The fund’s modest duration and floating rate holdings served to mitigate the losses within the fixed income portion of the fund. The two most negative detractors from performance were the fund’s underweighting to small-cap stocks and weak selection among core U.S. equity positions where Madison‘s preference for managers holding more proven, high-quality companies was out of favor with a speculative market. These negative factors outweighed the positive factors and resulted in underperformance against the bench-mark and peer category for the year.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Aggressive Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•
Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•
Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•
Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison has a flexible mandate which permits the fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1,2

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

Average Annual Total Return through December 31, 2013[1,2]
	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception
Ultra Series Aggressive Allocation, Class I	22.35%	11.03%	14.24%	4.47%	—
Ultra Series Aggressive Allocation, Class II	22.05	10.76	—	—	14.53%
Aggressive Allocation Fund Custom Index	23.41	10.97	13.84	5.48	15.27
S&P 500 Index	32.39	16.18	17.94	7.41	19.84
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Bond Funds	12.8%
Stock Funds	70.0%
Foreign Stock Funds	15.6%
Money Market Funds and Other Net Assets	1.6%

PERFORMANCE DISCUSSION
The Ultra Series Aggressive Allocation Fund (Class I) returned 22.35% over the 12-month period, slightly underperforming the Aggressive Allocation Fund Custom Index return of 23.41%, but outperforming the Morningstar Aggressive Allocation category average return of 21.31%. The two greatest positive contributors to performance were the fund’s relative overweight to U.S. stocks within the equity allocation, and a below-benchmark duration within the fixed income portion of the portfolio. The broad U.S. stock market (Russell 3000® Index) outperformed the international market (MSCI EAFE Index) by approximately 10% over the period. Bonds were hurt by a significant rise in interest rates since the end of 2012. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed to just over 3% by year’s end. The fund’s modest duration served to mitigate the losses within the fixed income portion of the fund. The two most negative detractors from performance were the fund’s underweighting to small-cap stocks and weak selection among core U.S. equity positions where Madison’s preference for managers holding more proven, high-quality companies was out of favor with a speculative market. The negative factors slightly outweighed the positive, resulting in underperformance against the benchmark, but the opposite is true compared to the fund’s peers.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

MONEY MARKET FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Fannie Mae	19.9%
Federal Home Loan Bank	15.9%
Freddie Mac	33.6%
U.S. Treasury Notes	9.6%
Commercial Paper	16.3%
Cash and Other Net Assets	4.7%

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

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Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

CORE BOND FUND
INVESTMENT STRATEGY HIGHLIGHTS
Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2013[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Core Bond, Class I	-2.24%	2.50%	3.97%	3.76%	—
Ultra Series Core Bond, Class II	-2.49	2.24	—	—	3.83%
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	-2.34	3.24	4.27	4.59	4.53
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Asset Backed	0.3%
Corporate Notes and Bonds	28.9%
Municipal Bonds	0.7%
Mortgage Backed	18.5%
U.S. Government and Agency Obligations	49.5%
Short-Term Investments and Other Net Assets and Liabilities	2.1%

PERFORMANCE DISCUSSION
The Ultra Series Core Bond Fund (Class I) outperformed its benchmark, but had a negative return of -2.24% for the 12-month period, in which bonds suffered broadly in the face of rising interest rates. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed to just over 3% by year’s end. Rising rates depress the value of existing, lower-yielding bonds. The fund’s benchmark index, the Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index produced a loss of -2.34% for the period. The fund had the advantage of a shorter relative duration than its benchmark, with less exposure to the long-end of the yield curve where losses were most pronounced. On the other hand, the short duration stance meant less yield than the index, which has a negative impact on total return. An underexposure to low-quality, high-yield bonds was a detriment as CAA rated junk bonds were the bond market leaders. Overall, the shorter duration resulted in fund outperformance relative to its benchmark for the year.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2013[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series High Income, Class I	5.49%	7.21%	13.08%	6.98%	—
Ultra Series High Income, Class II	5.23	6.94	—	—	10.61%
Bank of America Merrill Lynch US High Yield Master II, Constrained	7.41	9.01	18.70	8.46	15.99
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Consumer Discretionary†	32.5%
Consumer Staples	6.2%
Energy	14.8%
Financials	2.6%
Health Care	6.4%
Industrials	12.4%
Information Technology	5.5%
Materials	6.7%
Telecommunication Services	4.7%
Utilities	3.3%
Short-Term Investments and Other Net Assets and Liabilities	4.9%
†Consumer Discretionary includes securities in the following industries: Auto Components; Automobiles; Hotels, Restaurants & Leisure, Media; Specialty Retail; and Textiles, Apparel & Luxury Goods.

PERFORMANCE DISCUSSION
The Ultra Series High Income Fund (Class I) had strong absolute returns for the 12-month period, with a gain of 5.49%. This trailed its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index, which advanced 7.41%. While most bond sectors showed negative returns in 2013 in the wake of rising interest rates, high yield bonds were the exception. Investors continued to be attracted to their excess yield, while an improving U.S. economy buoyed confidence in corporate prospects. Based on Barclays Capital Bond Indices, intermediate corporate bonds rated in the top AAA to A classes all had small losses in 2013, while BA-rated bonds rose 5.1%, B-rated 7.5%, and CAA-rated led the market with a 13.4% gain. The fund’s returns were somewhat constrained by management’s relative quality bias and preference for bonds from more conservative industry sectors, especially Health Care, resulting in the overall underperformance against the benchmark for the year.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

DIVERSIFIED INCOME FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments will constitute up to 25% of the fund’s assets. Under normal market conditions, the fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets. The balance between the two strategies of the fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

Average Annual Total Return through December 31, 2013[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Diversified Income, Class I	16.07%	10.62%	10.93%	6.34%	—
Ultra Series Diversified Income, Class II	15.78	10.35	—	—	12.29%
Custom Blended Index (50% Fixed, 50% Equity)	13.90	9.76	11.27	6.29	12.24
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	-2.34	3.24	4.27	4.59	4.53
S&P 500 Index	32.39	16.18	17.94	7.41	19.84
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Asset Backed	0.1%
Common Stocks	57.5%
Corporate Notes and Bonds	14.4%
Municipal Bonds	0.2%
Mortgage Backed	7.0%
U.S. Government and Agency Obligations	16.5%
Short-Term Investments and Other Net Assets and Liabilities	4.3%

PERFORMANCE DISCUSSION
The Ultra Series Diversified Income Fund (Class I) outperformed its blended benchmark with a return of 16.07% for the 12-month period. This 50% stock, 50% bond benchmark had a return of 13.90%, combining the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index’s -2.34% return with S&P 500 Index’s 32.39% return. The equity portion of the portfolio was in line with the broader index, as value stocks trailed growth stocks only slightly over the period. The stock portfolio had its best relative returns in the Industrials sector, where an overweighting to an index-beating sector was supported by strong returns by 3M, Boeing, UPS and United Technologies. On the other hand, the rapidly rising market left many of the more defensive positions behind, and this was particularly true in Consumer Staples, where an above-index exposure and holdings in Philip Morris, Sysco and Coca-Cola trailed the market. The bond allocation suffered a negative return in face of broad bond market losses over the year but outperformed its benchmark due to a shorter, more conservative duration stance and a lighter exposure to financial and mortgage-based bonds, which had sharper declines than the overall market.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

LARGE CAP VALUE FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2013[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Large Cap Value, Class I	30.07%	16.02%	14.58%	6.17%	—
Ultra Series Large Cap Value, Class II	29.74	15.73	—	—	17.35%
Russell 1000 Value Index	32.53	16.06	16.67	7.58	19.91
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
	Fund	Russell 1000® Value Index
Consumer Discretionary	11.8%	6.7%
Consumer Staples	8.1%	5.9%
Energy	14.3%	15.0%
Financials†	25.2%	29.0%
Health Care	14.2%	12.9%
Industrials	14.3%	10.4%
Information Technology	6.3%	8.9%
Materials	1.2%	3.0%
Telecommunication Services	1.2%	2.5%
Utilities	—	5.7%
Short-Term Investments and Other Net Assets and Liabilities	3.4%	—
†Financials includes securities in the following industries: Capital Markets; Commercial Banks; Insurance; and Real Estate Management & Development.

PERFORMANCE DISCUSSION
The Ultra Series Large Cap Value Fund (Class I) returned 30.07% for the twelve-month period, underperforming the Russell 1000® Value Index, which advanced 32.53%. The largest lag in terms of sector performance was in Materials, where the fund experienced a negative return against the Index’s positive results, as Newmont Mining was punished when the price of gold plummeted, and The Mosaic Company was hit by unexpected price cuts from foreign competitors. Other drags on performance included the fund’s three Materials Sector stocks, which had negative results for the period. The fund‘s holdings in cash, which is necessary for fund operations, was also a detriment in a rapidly rising market. IBM was the largest detractor in Technology. The fund had particularly strong results in the index-beating Industrials Sector, where a higher exposure and excellent results from 3M, Boeing, UPS and United Technologies. The fund also had excellent results in Consumer Discretionary, led by communications stocks Viacom, Time Warner and Omnicom. Overall, the burden on performance outweighed the strongly performing positives, which resulted in underperformance against the benchmark.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

LARGE CAP GROWTH FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the fund may invest in less established companies that may offer more rapid growth potential. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2013[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Large Cap Growth, Class I	30.51%	12.77%	17.28%	6.54%	—
Ultra Series Large Cap Growth, Class II	30.18	12.49	—	—	16.11%
Russell 1000® Growth Index	33.48	16.45	20.39	7.83	20.56
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
	Fund	Russell 1000® Growth Index
Consumer Discretionary	19.8%	19.9%
Consumer Staples	8.3%	12.0%
Energy	4.3%	4.3%
Financials	2.8%	5.5%
Health Care	12.1%	12.2%
Industrials	15.4%	12.3%
Information Technology†	28.5%	27.0%
Materials	3.6%	4.5%
Telecommunication Services	–	2.0%
Utilities	–	0.3%
Short-Term Investments and Other Net Assets and Liabilities	5.2%	–
†Information Technology includes securities in the following industries: Communications Equipment; Computers and Peripherals; Internet Software & Services; IT services; Semiconductors & Semiconductor Equipment; and Software.

PERFORMANCE DISCUSSION
The Ultra Series Large Cap Growth Fund (Class I) returned 30.51% for the 12-month period, underperforming the Russell 1000® Growth Index, which advanced 33.48%. This was a period in which lower-quality, more financially leveraged companies showed better returns than higher-quality companies with strong balance sheets, which we as fund manager, favor. Another related headwind for the fund was sector allocation, as the fund was underweight one of the S&P 500’s best-performing sectors, Health Care. However, stock picking made up the difference, led by biotechs Biogen Idec and Celgene. The main detriment for the period was not stock picking or sector allocation, but the holding of cash in such a strong market, which contributed more than three-fourths of the fund’s underperformance. While holding some cash is generally part of prudent management of liquidity in a mutual fund, rapidly rising valuations during this period made it increasingly difficult for us to find attractive entry points for investing. In such circumstances we typically are pa-tient, waiting for more opportune times to invest, and cash positions can rise. The fund had its worst relative performance in Con-sumer Discretionary and Technology. Con-sumer stocks which disappointed included Lululemon Athletica and JCPenney. Tech-nology was hampered by an overweight in Apple and disappointing returns from IBM and Nuance Communications. In addition to the stellar returns of the fund’s biotechnology holdings, top contributors included Amazon, Google and Microsoft.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

MID CAP FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2013[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series Mid Cap, Class I	29.28%	16.22%	22.67%	8.19%	—
Ultra Series Mid Cap, Class II	28.95	15.94	—	—	20.12%
Russell Midcap Index	34.76	15.88	22.36	10.22	22.79
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
	Fund	Russell Midcap® Index
Consumer Discretionary†	30.3%	17.7%
Consumer Staples	0.8%	5.7%
Energy	4.2%	6.3%
Financials	22.8%	19.9%
Health Care	10.9%	11.0%
Industrials	17.5%	13.1%
Information Technology	4.9%	13.5%
Materials	3.3%	5.7%
Telecommunication Services	–	1.1%
Utilities	–	6.0%
Short-Term Investments and Other Net Assets and Liabilities	5.3%	–
†Consumer Discretionary includes securities in the following industries: Media and Specialty Retail.

PERFORMANCE DISCUSSION
The Ultra Series Mid Cap Fund (Class I) rose 29.28%, against the strong returns of the Russell Midcap® Index, which was up 34.76% during the twelve-month period. The fund was focused on high-quality companies with strong fundamentals, but lower quality, riskier assets performed better during the period. Most of the underperformance came from three sources. Holding cash in such a strong market is always a detriment, and over the year it amounted to some 40% of the fund’s performance gap against the Index. While holding some cash is generally part of prudent management of liquidity in a mutual fund, rapidly rising valuations during this period made it increasingly difficult for us to find attractive entry points for investing. In such circumstances we typically are patient, waiting for more opportune times to invest, and cash positions can rise. Most of the remaining lag came from the Heath Care and Industrial Sectors, as both sectors outperformed the overall market. Not holding the hottest biotech stocks made it hard to keep up in Heath Care, as the fund’s largest holding in the sector, Laboratory Corporation of America produced only single-digit gains. In the Industrials Sector the fund held some strong stocks, but results were hampered by holdings in C.H. Robinson and Ritchie Brothers Auctioneers. The fund had strong results in the year’s best performing sector, Consumer Discretionary where we had significant exposure to a number of index-beating stocks including Advance Auto Parts, advertiser Omnicom Group and retailers TJX and Tiffany.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

SMALL CAP FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the fund will maintain at least 80% of its net assets in small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies that possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

Average Annual Total Return through December 31, 2013[1]
	1 Year	3 Years	5 Years	Since 5/1/07 Inception	Since 5/1/09 Inception
Ultra Series Small Cap Class I Shares	32.77%	15.63%	20.86%	8.62%	—
Ultra Series Small Cap Class II Shares	32.44	15.34	—	—	22.23%
Russell 2000® Index	38.82	15.67	20.08	6.94	22.16
See accompanying Notes to Management’s Discussion of Fund Performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
	Fund	Russell 2000® Index
Consumer Discretionary	13.0%	13.7%
Consumer Staples	2.1%	3.8%
Energy	5.7%	5.5%
Financials	21.4%	22.8%
Health Care	10.8%	13.2%
Industrials	18.6%	14.5%
Information Technology	14.2%	17.8%
Materials	6.9%	4.9%
Telecommunication Services	–	0.8%
Utilities	4.2%	3.0%
Short-Term Investments and Other Net Assets and Liabilities	3.1%	–

PERFORMANCE DISCUSSION
The Ultra Series Small Cap Fund (Class I) returned 32.77% for the 12-month period, underperforming the Russell 2000® Index, which advanced 38.82%. Sector allocation, which is a residual of the bottom-up stock selection process, was a detractor from relative results during the period, as our overweight exposure to the Materials and Utilities Sectors weighed on returns. A cash balance within the fund, which is necessary for fund operations but not a component of the fund’s benchmark index, was also a drag on performance in a rising market. On the positive side, an underweight allocation to the weak-performing Financials Sector and an overweight to the strong-performing Industrials Sector contributed to relative performance. Security selection also detracted from relative returns during the period as weak selection in the Consumer Discretionary, Industrials, and Health Care sectors was only partially offset by strong stock selection within Energy, Financials, and Utilities. The fund’s most significant detractors from

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

relative performance during the period included real estate investment trust Campus Crest Communities, industrial products and systems producer ESCO Technologies, and designer and manufacturer of school and office products ACCO Brands. Independent energy company Halcon Resources was also among top detractors from absolute performance. The fund’s top contributors to relative returns during the period included provider of branded uniform and facility services programs, G&K Services, oil and natural gas exploration company, Diamondback Energy, and health care management services and solutions provider, CorVel. Positions in Belden, designer, manufacturer, and marketer of electronic cables and connectivity products for the specialty electronics and data-networking markets, and manufacturer, Albany International, were also among the largest contributors to absolute returns during the period.

INTERNATIONAL STOCK FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2013[1]
	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception
Ultra Series International Stock, Class I	20.76%	10.58%	13.12%	8.25%	—
Ultra Series International Stock, Class II	20.45	10.31	—	—	14.69%
MSCI EAFE Index (net)	22.78	8.17	12.44	6.91	14.08
See accompanying Notes to Management’s Discussion of Fund Performance.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Europe (excluding United Kingdom)	47.6%
Japan	19.3%
Latin America	2.0%
Pacific Basin	5.5%
United Kingdom	20.3%
Other Countries	3.1%
Short-Term Investments and Other Net Assets and Liabilities	2.2%

PERFORMANCE DISCUSSION
The Ultra Series International Equity Fund (Class I) returned 20.76% for the 12-month period, underperforming the MSCI EAFE (net) Index’s 22.78%. Exposure to emerging markets was a detriment, since developed markets were the leaders over the year. The fund also faced headwinds from a slight underweight in Japan, where the Nikkei Index rose 57%, buoyed by economic reforms from Prime Minister Abe and aggressive central bank stimulus. In the consumer discretionary sector, French auto parts supplier Valeo performed well on increased car sales. In financials, British insurer Prudential added to returns amid continued strong growth in its Asian unit. A below-benchmark weight and stock selection in the outperforming telecom services industry hurt the fund, as did the Energy Sector as French seismic surveyors CGG and Petroleum Geo-Services declined on disappointing results.

MADISON TARGET RETIREMENT 2020 FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the fund’s asset allocation will gradually shift from the sector allocation shown below (see sector allocation in the grey box) until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2013[1,2]
	1 Year	3 Years	5 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2020, Class I	10.94%	7.61%	11.86%	1.69%
Dow Jones Global Target 2020 Index	9.05	6.71	10.56	3.92
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Bond Funds	60.8%
Stock Funds	33.1%
Foreign Stock Funds	4.8%
Money Market Funds and Other Net Assets	1.3%

PERFORMANCE DISCUSSION
The Ultra Series Madison Target Retirement 2020 Fund (Class I) returned 10.94% for the 12-month period, outperforming the Dow Jones Global Target 2020 Index return of 9.05%, while trailing the Morningstar Target Date 2016-2020 fund category average return of 11.57%. Our prejudice for capital preservation in this shorter-to-target fund was a detriment against more aggressive peers in the sort of rapidly ascending stock market we experienced in 2013. The two greatest positive contributors to performance were the fund’s relative overweight to U.S. stocks within the equity allocation, and a below-benchmark duration within the fixed income portion of the portfolio. The broad U.S. stock market (Russell 3000® Index) outperformed the international market (MSCI EAFE Index) by approximately 10% over the period. Bonds were hurt by a significant rise in interest rates since the end of 2012. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed to just over 3% by year’s end. The fund‘s modest duration and floating rate holdings served to mitigate the losses within the fixed income portion of the fund. The two most negative detractors from performance were the fund’s underweighting to smaller cap stocks and the fund’s exposure to emerging markets debt. Emerging markets debt was dually impacted by the sharp rise in interest rates and a strengthening U.S. Dollar.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

MADISON TARGET RETIREMENT 2030 FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the fund’s asset allocation will gradually shift from the sector allocation shown below (see sector allocation in the grey box) until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2013[1,2]
	1 Year	3 Years	5 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2030, Class I	16.56%	9.40%	13.44%	1.96%
Dow Jones Global Target 2030 Index	16.59	9.04	14.20	4.12
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Bond Funds	39.4%
Stock Funds	50.4%
Foreign Stock Funds	8.9%
Money Market Funds and Other Net Assets	1.3%

PERFORMANCE DISCUSSION
The Ultra Series Madison Target Retirement 2030 Fund (Class I) returned 16.56% for the 12-month period, almost identical to the Dow Jones Global Target 2030 Index return of 16.59%, and just behind the Morningstar Target Date 2026-2030 fund category average return of 16.65%. Our conservative positioning of asset allocation (59% equity compared to the Index’s 65%) was a relative detriment in 2013, with the rapid rise of the U.S. and overseas stock markets. On the other hand, the two greatest positive contributors to performance were the fund’s relative overweight to U.S. stocks within the equity allocation, and a below-benchmark duration within the fixed income portion of the portfolio. The broad U.S. stock market (Russell 3000® Index) outperformed the international market (MSCI EAFE Index) by approximately 10% over the period. Bonds were hurt by a significant rise in interest rates since the end of 2012. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed to just over 3% by year’s end. The fund’s more modest duration and floating rate holdings served to mitigate the losses within the fixed income portion of the fund. The two most negative detractors from performance were the fund’s underweighting to smaller cap stocks and the fund’s exposure to emerging markets debt. Emerging markets debt was dually impacted by the sharp rise in interest rates and a strengthening U.S. Dollar.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

MADISON TARGET RETIREMENT 2040 FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the fund’s asset allocation will gradually shift from the sector allocation shown below (see sector allocation in the grey box) until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2013[1,2]
	1 Year	3 Years	5 Years	Since 10/1/07 Inception
Ultra Series Target Retirement 2040, Class I	19.63%	10.23%	14.16%	1.52%
Dow Jones Global Target 2040 Index	22.38	10.67	16.51	4.44
See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance  | December 31, 2013

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/13
Bond Funds	28.3%
Stock Funds	58.8%
Foreign Stock Funds	11.5%
Money Market Funds and Other Net Assets	1.4%

PERFORMANCE DISCUSSION
The Ultra Series Madison Target Retirement 2040 Fund (Class I) returned 19.63% over the 12-month period, underperforming the Dow Jones Global Target 2040 Index return of 22.38%, and to a lesser extent, the Morningstar Target Date 2036-2040 fund category average return of 19.97%. With stock markets making major advances both domestically and overseas, the biggest driver of performance was stock allocation, where we tend to be on the conservative side (70% equity to the Index’s 85%). On the other hand, the two greatest positive contributors to performance were the fund’s relative overweight to U.S. stocks within the equity allocation, and a below-benchmark duration within the fixed income portion of the portfolio. The broad U.S. stock market (Russell 3000® Index) outperformed the international market (MSCI EAFE Index) by approximately 10% over the period. Bonds were hurt by a significant rise in interest rates since the end of 2012. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed to just over 3% by year’s end. The fund’s modest duration and floating rate holdings served to mitigate the losses within the fixed income portion of the fund. The two most negative detractors from performance were the fund’s underweighting to smaller cap stocks and weak selection among core U.S. large cap stock positions.

MADISON TARGET RETIREMENT 2050 FUND
INVESTMENT STRATEGY HIGHLIGHTS
The Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the fund’s asset allocation will gradually shift from the sector allocation shown below (see sector allocation in the grey box) until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE HISTORY
Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2013[1,2]
	1 Year	Since 1/3/11 Inception
Ultra Series Target Retirement 2050, Class I	22.78%	10.88%
Dow Jones Global Target 2050 Index	23.89	10.82
See accompanying Notes to Management’s Discussion of Fund Performance.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 12/31/13
Bond Funds	17.1%
Stock Funds	66.6%
Foreign Stock Funds	14.8%
Money Market Funds and Other Net Assets	1.5%

PERFORMANCE DISCUSSION
The Ultra Series Madison Target Retirement 2050 Fund (Class I) returned 22.78% over the 12-month period, underperforming the Dow Jones Global Target 2050 Index return of 23.89% while beating the Morningstar Target Date 2046-2050 fund category average return of 21.02%. Our more conservative asset allocation was a detriment in the rampant bull markets of 2013, with an average exposure of 82% against the Index’s target of 90%. The two greatest positive contributors to performance were the fund’s relative overweight to U.S. stocks within the equity allocation, and a below-benchmark duration within the fixed income portion of the portfolio. The broad U.S. stock market (Russell 3000® Index) outperformed the international market (MSCI EAFE Index) by approximately 10% over the period. Bonds were hurt by a significant rise in interest rates since the end of 2012. The yield on the bellwether 10-year Treasury note began the year below 2% and climbed to just over 3% by year’s end. The fund’s more modest duration and floating rate holdings served to mitigate the losses within the fixed income portion of the fund. The two most negative detractors from performance were the fund’s underweighting to smaller cap stocks and weak selection among core U.S. large cap stock positions.

Ultra Series Fund | December 31, 2013

Notes to Management’s Discussion of Fund Performance

[1]
Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[2]
The management fee for the Conservative, Moderate, and Aggressive Allocation Funds was reduced from June 30, 2006-April 30, 2008. Effective October 1, 2009, Madison contractually agreed to waive a portion of the management fee of the Target Retirement Date 2020, 2030 and 2040 Funds from 0.40% to 0.20%. Effective February 17, 2011, the fee was permanently reduced to 0.20%. On September 1, 2011, shareholders of the Target Retirement Date Funds approved a new fee arrangement which includes an investment advisory fee of 0.25% annualized and a services agreement fee of 0.05% annualized. If the management fees had not been reduced, returns would have been lower.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.
©Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
BENCHMARK DESCRIPTIONS
Allocation Fund Indexes
The Conservative Allocation Fund Custom Index consists of 65% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000® Index and 5% MSCI EAFE Index. See market indexes descriptions below.

Ultra Series Fund | December 31, 2013

The Moderate Allocation Fund Custom Index consists of 40% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000® Index and 15% MSCI EAFE Index. See market indexes descriptions below.
The Aggressive Allocation Fund Custom Index consists of 15% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000® Index and 30% MSCI EAFE Index. See market indexes descriptions below.
Hybrid Fund Indexes
The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.
Market Indexes
The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.
The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
The Dow Jones Global Target 2050 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2050 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

Ultra Series Fund | December 31, 2013

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.
The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index (see definition below).
The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index (see definition below.)
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.
The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.
The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Ultra Series Fund | December 31, 2013

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.3%
Bond Funds - 56.7%
Franklin Floating Rate Daily Access Fund Advisor Class	1,883,422	$ 17,346,314
iShares 7-10 Year Treasury Bond ETF	77,453	7,686,436
iShares iBoxx $ High Yield Corporate Bond ETF	23,735	2,204,507
Madison Core Bond Fund Class Y (A)	2,922,623	29,197,006
Madison Corporate Bond Fund Class Y (A)	1,242,125	13,899,373
Madison High Income Fund Class Y (A)	644,273	4,335,960
Madison High Quality Bond Fund Class Y (A)	1,311,499	14,334,688
Metropolitan West Total Return Bond Fund Class I	2,834,614	29,905,177
Vanguard Short-Term Corporate Bond ETF	82,998	6,621,580
		125,531,041
Foreign Bond Funds - 3.8%
Templeton Global Bond Fund Advisor Class	633,364	8,290,734
Foreign Stock Funds - 4.5%
iShares MSCI All Country Asia ex Japan ETF	18,138	1,093,903
Madison International Stock Fund Class Y (A)	619,931	8,362,869
Vanguard FTSE Europe ETF	9,965	585,942
		10,042,714
	Shares	Value (Note 2)
Money Market Funds - 0.9%
State Street Institutional U.S. Government Money Market Fund	2,074,901	$ 2,074,901
Stock Funds - 34.4%
iShares Core MSCI EAFE ETF	57,089	3,469,299
iShares Russell Mid-Cap ETF	85,771	12,863,935
Madison Investors Fund Class Y (A)	482,787	11,171,688
Madison Large Cap Growth Fund Class Y (A)	529,589	11,470,901
Madison Large Cap Value Fund Class Y (A)	1,154,703	20,438,246
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	1,100,919	15,633,045
Vanguard Dividend Appreciation ETF	14,684	1,104,824
		76,151,938
TOTAL INVESTMENTS - 100.3% ( Cost $202,850,391** )		222,091,328
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(595,494)
TOTAL NET ASSETS - 100.0%		$221,495,834

**	Aggregate cost for Federal tax purposes was $204,833,994.
(A)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.7%
Bond Funds - 34.6%
Franklin Floating Rate Daily Access Fund Advisor Class	2,177,299	$ 20,052,923
iShares 7-10 Year Treasury Bond ETF	80,471	7,985,942
iShares iBoxx $ High Yield Corporate Bond ETF	21,451	1,992,369
Madison Core Bond Fund Class Y (A)	3,502,719	34,992,164
Madison High Income Fund Class Y (A)	997,754	6,714,883
Madison High Quality Bond Fund Class Y (A)	1,410,475	15,416,491
Metropolitan West Total Return Bond Fund Class I	4,205,615	44,369,236
Vanguard Intermediate-Term Corporate Bond ETF	71,587	5,920,245
Vanguard Short-Term Corporate Bond ETF	37,727	3,009,860
		140,454,113
Foreign Stock Funds - 10.3%
iShares MSCI All Country Asia ex Japan ETF	100,010	6,031,603
Madison International Stock Fund Class Y (A)	617,093	8,324,585
Madison NorthRoad International Fund Class Y (A)	1,094,129	13,151,436
Vanguard FTSE All-World ex-U.S. ETF	162,121	8,224,398
Vanguard FTSE Europe ETF	106,653	6,271,197
		42,003,219
Money Market Funds - 1.7%
State Street Institutional U.S. Government Money Market Fund	6,844,603	6,844,603
	Shares	Value (Note 2)
Stock Funds - 54.1%
iShares Core S&P Mid-Cap ETF	155,466	$ 20,807,569
Madison Investors Fund Class Y (A)	1,408,146	32,584,493
Madison Large Cap Growth Fund Class Y (A)	1,726,206	37,389,622
Madison Large Cap Value Fund Class Y (A)	2,603,004	46,073,164
Madison Mid Cap Fund Class Y (A)	1,557,029	14,760,632
Madison Small Cap Fund Class Y (A)	339,648	5,043,773
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	4,008,434	56,919,767
Vanguard Dividend Appreciation ETF	80,774	6,077,436
		219,656,456
TOTAL INVESTMENTS - 100.7% ( Cost $343,808,804** )		408,958,391
NET OTHER ASSETS AND LIABILITIES - (0.7%)		(3,039,183)
TOTAL NET ASSETS - 100.0%		$405,919,208

**	Aggregate cost for Federal tax purposes was $347,873,769.
(A)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.2%
Bond Funds - 12.8%
iShares iBoxx $ High Yield Corporate Bond ETF	15,995	$ 1,485,615
Madison High Income Fund Class Y (A)	110,764	745,445
Metropolitan West Total Return Bond Fund Class I	1,623,914	17,132,290
		19,363,350
Foreign Stock Funds - 15.6%
iShares MSCI All Country Asia ex Japan ETF	51,050	3,078,826
Madison International Stock Fund Class Y (A)	302,943	4,086,699
Madison NorthRoad International Fund Class Y (A)	406,344	4,884,259
Vanguard FTSE All-World ex-U.S. ETF	143,116	7,260,275
Vanguard FTSE Europe ETF	72,709	4,275,289
		23,585,348
Money Market Funds - 1.8%
State Street Institutional U.S. Government Money Market Fund	2,680,346	2,680,346
	Shares	Value (Note 2)
Stock Funds - 70.0%
iShares Core S&P Mid-Cap ETF	73,528	$ 9,840,987
Madison Investors Fund Class Y (A)	658,131	15,229,151
Madison Large Cap Growth Fund Class Y (A)	813,620	17,623,014
Madison Large Cap Value Fund Class Y (A)	1,197,778	21,200,665
Madison Mid Cap Fund Class Y (A)	1,166,027	11,053,937
Madison Small Cap Fund Class Y (A)	146,980	2,182,651
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	1,842,393	26,161,976
Vanguard Dividend Appreciation ETF	36,453	2,742,724
		106,035,105
TOTAL INVESTMENTS - 100.2% ( Cost $121,421,020** )		151,664,149
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(239,244)
TOTAL NET ASSETS - 100.0%		$151,424,905

**	Aggregate cost for Federal tax purposes was $123,533,526.
(A)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Money Market Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 79.0%
Fannie Mae - 19.9%
0.304%, 1/21/14 (A)	$ 225,000	$ 224,963
0.142%, 1/27/14 (A)	630,000	629,936
0.072%, 2/19/14 (A)	2,450,000	2,449,763
0.096%, 2/24/14 (A)	290,000	289,959
1.250%, 2/27/14	500,000	500,892
0.095%, 3/12/14 (A)	1,492,000	1,491,729
1.250%, 3/14/14	2,100,000	2,104,738
		7,691,980
Federal Home Loan Bank - 15.9%
0.076%, 1/2/14 (A)	415,000	414,999
0.264%, 1/3/14 (A)	600,000	599,991
0.122%, 1/8/14 (A)	415,000	414,990
0.071%, 1/17/14 (A)	250,000	249,992
0.375%, 1/29/14	1,000,000	1,000,223
0.091%, 2/14/14 (A)	100,000	99,989
0.112%, 2/18/14 (A)	200,000	199,971
0.091%, 2/21/14 (A)	600,000	599,924
0.066%, 3/4/14 (A)	500,000	499,944
0.106%, 3/6/14 (A)	400,000	399,925
0.112%, 3/19/14 (A)	1,000,000	999,765
0.112%, 4/2/14 (A)	150,000	149,958
0.125%, 4/11/14	500,000	500,000
		6,129,671
Freddie Mac - 33.6%
2.500%, 1/7/14	230,000	230,092
0.041%, 1/14/14 (A)	510,000	509,993
0.071%, 1/15/14 (A)	200,000	199,995
4.500%, 1/15/14	1,615,000	1,617,708
0.061%, 1/23/14 (A)	177,000	176,993
0.071%, 2/3/14 (A)	800,000	799,949
0.091%, 2/4/14 (A)	200,000	199,983
0.076%, 2/5/14 (A)	1,300,000	1,299,905
0.084%, 2/10/14 (A)	959,000	958,912
0.066%, 2/11/14 (A)	285,000	284,979
0.081%, 2/19/14 (A)	800,000	799,913
0.096%, 2/24/14 (A)	1,500,000	1,499,786
1.375%, 2/25/14	500,000	500,957
0.100%, 3/3/14 (A)	900,000	899,850

Ultra Series Fund | December 31, 2013

	Par Value	Value (Note 2)
0.101%, 3/10/14 (A)	$2,000,000	$ 1,999,622
0.101%, 3/13/14 (A)	600,000	599,882
0.300%, 3/21/14	400,000	400,166
		12,978,685
U.S. Treasury Notes - 9.6%
1.250%, 2/15/14	1,200,000	1,201,671
1.250%, 3/15/14	2,500,000	2,505,768
		3,707,439
Total U.S. Government and Agency Obligations ( Cost $30,507,775 )		30,507,775
SHORT-TERM INVESTMENTS - 16.3%
Energy - 4.6%
ConocoPhillips, 4.75%, 2/1/14	1,772,000	1,778,278
Financials - 7.6%
Berkshire Hathaway Finance Corp., 1.5%, 1/10/14	300,000	300,091
Caterpillar Financial Services Corp., Series F, MTN, 4.6%, 1/15/14	100,000	100,164
General Electric Capital Corp., 2.1%, 1/7/14	1,000,000	1,000,302
JPMorgan Chase & Co., MTN, 2.05%, 1/24/14	1,539,000	1,540,863
		2,941,420
Health Care - 4.1%
Eli Lilly & Co., 4.2%, 3/6/14	1,588,000	1,598,936
Total Short-Term Investments ( Cost $6,318,634 )		6,318,634
	Shares
INVESTMENT COMPANIES - 4.3%
State Street Institutional U.S. Government Money Market Fund	1,678,512	1,678,512
Total Investment Companies ( Cost $1,678,512 )		1,678,512
TOTAL INVESTMENTS - 99.6% ( Cost $38,504,921** )		38,504,921
NET OTHER ASSETS AND LIABILITIES - 0.4%		146,430
TOTAL NET ASSETS – 100.0%		$ 38,651,351

**	Aggregate cost for Federal tax purposes was $38,504,921.
(A)	Rate noted represents annualized yield at time of purchase.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 0.3%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$652,045	$659,980
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	370,990	370,147
Total Asset Backed Securities ( Cost $1,042,114 )		1,030,127
CORPORATE NOTES AND BONDS - 28.9%
Consumer Discretionary - 2.7%
Advance Auto Parts Inc., 4.5%, 12/1/23	1,000,000	999,512
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	2,500,000	3,186,343
DR Horton Inc., 5.25%, 2/15/15	1,140,000	1,182,750
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	2,400,000	2,664,024
Toll Brothers Finance Corp., 4%, 12/31/18	500,000	508,750
		8,541,379
Energy - 3.0%
Energy Transfer Partners L.P., 4.15%, 10/1/20	1,500,000	1,521,872
Hess Corp., 7.875%, 10/1/29	1,960,000	2,497,804
Transocean Inc. (E), 7.5%, 4/15/31	2,310,000	2,640,129
Valero Energy Corp., 7.5%, 4/15/32	2,275,000	2,766,912
		9,426,717
Financials - 4.1%
American Express Credit Corp., 2.375%, 3/24/17	1,080,000	1,110,108
CBL & Associates L.P., 5.25%, 12/1/23	500,000	499,335
General Electric Capital Corp., 3.35%, 10/17/16	3,200,000	3,399,501
HCP Inc., 6.7%, 1/30/18	2,000,000	2,324,642
Health Care REIT Inc., 4.5%, 1/15/24	1,000,000	987,348
Lehman Brothers Holdings Inc.* (F), 5.75%, 1/3/17	3,135,000	314
Liberty Mutual Group Inc. (C) (D), 4.25%, 6/15/23	1,000,000	965,531
Simon Property Group L.P., 5.875%, 3/1/17	1,060,000	1,188,840
UBS AG (E), 5.75%, 4/25/18	366,000	420,186
US Bank NA, 6.3%, 2/4/14	2,000,000	2,009,814
		12,905,619
Health Care - 4.3%
Eli Lilly & Co., 6.57%, 1/1/16	1,000,000	1,115,327
Forest Laboratories Inc. (C) (D), 5%, 12/15/21	250,000	250,938
Genentech Inc., 5.25%, 7/15/35	1,740,000	1,833,562
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	2,960,000	3,327,730
Quest Diagnostics Inc., 5.45%, 11/1/15	3,500,000	3,772,450
Thermo Fisher Scientific Inc., 2.4%, 2/1/19	500,000	495,345
Wyeth LLC, 6.5%, 2/1/34	2,370,000	2,901,119
		13,696,471
Industrials - 4.7%
Boeing Co./The, 8.625%, 11/15/31	760,000	1,050,011

Ultra Series Fund | December 31, 2013

	Par Value	Value (Note 2)
Boeing Co./The, 6.875%, 10/15/43	$1,380,000	$1,692,799
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	2,000,000	2,498,858
Crane Co., 2.75%, 12/15/18	500,000	497,562
Lockheed Martin Corp., 7.65%, 5/1/16	1,450,000	1,672,579
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,385,676
Norfolk Southern Corp., 7.05%, 5/1/37	1,400,000	1,722,462
Northrop Grumman Corp., 1.75%, 6/1/18	1,500,000	1,463,342
Waste Management Inc., 7.125%, 12/15/17	2,465,000	2,867,396
		14,850,685
Information Technology - 2.3%
Apple Inc., 2.4%, 5/3/23	3,000,000	2,697,633
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	1,000,000	1,006,027
EMC Corp., 2.65%, 6/1/20	3,000,000	2,938,140
Thomson Reuters Corp. (E), 4.3%, 11/23/23	650,000	652,795
		7,294,595
Materials - 1.2%
Westvaco Corp., 8.2%, 1/15/30	2,250,000	2,666,115
Weyerhaeuser Co., 7.375%, 3/15/32	1,000,000	1,223,655
		3,889,770
Telecommunication Services - 1.7%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	2,300,000	3,185,675
Rogers Communications Inc. (E), 4.1%, 10/1/23	1,500,000	1,502,824
Verizon Communications Inc., 5.15%, 9/15/23	626,000	672,131
		5,360,630
Utilities - 4.9%
Indianapolis Power & Light Co. (C) (D), 6.05%, 10/1/36	3,445,000	3,835,115
Interstate Power & Light Co., 6.25%, 7/15/39	2,925,000	3,451,377
Sierra Pacific Power Co., Series M, 6%, 5/15/16	3,250,000	3,627,907
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	1,165,000	1,279,764
Wisconsin Electric Power Co., 6.5%, 6/1/28	3,000,000	3,523,986
		15,718,149
Total Corporate Notes and Bonds ( Cost $88,551,389 )		91,684,015
LONG TERM MUNICIPAL BONDS - 0.7%
General - 0.7%
Jacksonville FL Sales Tax Revenue, 5%, 10/1/29	1,000,000	1,034,990
McHenry & Kane Cntys Community Consolidated School Dist No 158 Huntley, 5.375%, 1/15/30	1,000,000	1,057,740
Total Long Term Municipal Bonds ( Cost $2,072,750 )		2,092,730
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES - 18.5%
Fannie Mae - 12.2%
4%, 4/1/15 Pool # 255719	$149,408	$158,215
5.5%, 4/1/16 Pool # 745444	369,738	392,424
6%, 5/1/16 Pool # 582558	22,231	22,957
5.5%, 9/1/17 Pool # 657335	64,444	68,477
5.5%, 2/1/18 Pool # 673194	211,650	224,910
5%, 5/1/20 Pool # 813965	807,307	867,720
4.5%, 9/1/20 Pool # 835465	599,907	639,361
6%, 5/1/21 Pool # 253847	105,340	117,241
7%, 12/1/29 Pool # 762813	93,139	103,355
7%, 11/1/31 Pool # 607515	59,481	67,431
6.5%, 3/1/32 Pool # 631377	122,897	136,646
7%, 5/1/32 Pool # 644591	36,701	41,227
6.5%, 6/1/32 Pool # 545691	761,959	856,869
5.5%, 4/1/33 Pool # 690206	953,417	1,050,440
5%, 10/1/33 Pool # 254903	1,287,943	1,402,239
5.5%, 11/1/33 Pool # 555880	1,057,793	1,166,099
5%, 6/1/34 Pool # 778891	320,996	349,297
7%, 7/1/34 Pool # 792636	41,419	43,538
5.5%, 8/1/34 Pool # 793647	185,481	204,240
5.5%, 3/1/35 Pool # 810075	659,701	725,545
5.5%, 3/1/35 Pool # 815976	810,826	890,847
5%, 8/1/35 Pool # 829670	1,020,755	1,107,906
5.5%, 8/1/35 Pool # 826872	420,968	462,578
5%, 9/1/35 Pool # 820347	1,258,627	1,388,765
5%, 9/1/35 Pool # 835699	1,130,940	1,236,788
5%, 10/1/35 Pool # 797669	1,361,344	1,491,118
5.5%, 10/1/35 Pool # 836912	31,697	34,791
5%, 11/1/35 Pool # 844809	523,447	567,952
5%, 12/1/35 Pool # 850561	596,162	646,948
5.5%, 10/1/36 Pool # 896340	180,878	198,621
5.5%, 10/1/36 Pool # 901723	1,224,478	1,344,778
6.5%, 10/1/36 Pool # 894118	636,618	707,344
6%, 11/1/36 Pool # 902510	1,361,436	1,530,812
5.5%, 2/1/37 Pool # 905140	1,024,585	1,140,504
5.5%, 5/1/37 Pool # 928292	705,607	785,246
6%, 10/1/37 Pool # 947563	1,220,676	1,371,830
5.5%, 7/1/38 Pool # 986973	670,651	736,471
6.5%, 8/1/38 Pool # 987711	1,921,859	2,194,423
4.5%, 8/1/40 Pool # AD8243	816,436	865,057
4%, 1/1/41 Pool # AB2080	2,869,628	2,957,397
4%, 9/1/41 Pool # AJ1406	3,010,998	3,101,622
3.5%, 6/1/42 Pool # AO4136	3,188,291	3,170,438
3.5%, 9/1/42 Pool # AB6228	2,014,342	2,003,054
		38,573,521

Ultra Series Fund | December 31, 2013

	Par Value	Value (Note 2)
Freddie Mac - 6.2%
5%, 5/1/18 Pool # E96322	$449,729	$476,130
3%, 8/1/27 Pool # J19899	2,848,186	2,906,057
8%, 6/1/30 Pool # C01005	38,342	44,622
7%, 3/1/31 Pool # C48129	118,242	127,956
5%, 7/1/33 Pool # A11325	866,365	950,440
6%, 10/1/34 Pool # A28439	269,554	297,730
6%, 10/1/34 Pool # A28598	98,368	108,758
5.5%, 11/1/34 Pool # A28282	1,921,506	2,147,985
5%, 4/1/35 Pool # A32314	248,821	268,175
5%, 4/1/35 Pool # A32315	407,597	449,020
5%, 4/1/35 Pool # A32316	569,112	626,831
5%, 4/1/35 Pool # A32509	193,129	212,857
5%, 1/1/37 Pool # A56371	989,698	1,065,459
4%, 10/1/41 Pool # Q04092	1,448,358	1,490,847
3%, 9/1/42 Pool # C04233	3,283,820	3,114,901
3%, 4/1/43 Pool # V80025	2,894,397	2,745,510
3%, 4/1/43 Pool # V80026	2,913,028	2,763,183
		19,796,461
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	13,041	13,167
6.5%, 2/20/29 Pool # 2714	106,317	121,604
6.5%, 4/20/31 Pool # 3068	79,945	91,339
		226,110
Total Mortgage Backed Securities ( Cost $56,527,700 )		58,596,092
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 49.5%
Fannie Mae - 1.3%
4.625%, 10/15/14	3,905,000	4,041,452
Federal Farm Credit Bank - 1.4%
5.875%, 10/3/16	4,000,000	4,551,800
Freddie Mac - 1.7%
4.500%, 1/15/14	5,500,000	5,508,635
U.S. Treasury Bonds - 4.2%
6.625%, 2/15/27	6,600,000	8,918,250
4.500%, 5/15/38	4,000,000	4,435,000
		13,353,250

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes - 40.9%
4.000%, 2/15/14	$4,000,000	$4,018,592
4.250%, 8/15/14	10,200,000	10,459,784
2.375%, 9/30/14	3,600,000	3,659,767
2.625%, 12/31/14	26,000,000	26,631,722
2.500%, 3/31/15	1,750,000	1,799,697
4.250%, 8/15/15	8,900,000	9,468,416
3.250%, 12/31/16	8,000,000	8,580,624
3.125%, 1/31/17	4,000,000	4,276,248
2.375%, 7/31/17	5,250,000	5,485,841
0.750%, 10/31/17	8,000,000	7,855,000
4.250%, 11/15/17	9,100,000	10,132,286
2.750%, 2/15/19	8,250,000	8,644,449
3.375%, 11/15/19	13,000,000	13,983,125
2.625%, 11/15/20	6,500,000	6,605,625
2.000%, 11/15/21	7,500,000	7,158,397
2.750%, 11/15/23	1,000,000	978,281
		129,737,854
Total U.S. Government and Agency Obligations ( Cost $151,691,366 )		157,192,991
	Shares
SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional U.S. Government Money Market Fund	4,378,761	4,378,761
Total Short-Term Investments ( Cost $4,378,761 )		4,378,761
TOTAL INVESTMENTS - 99.3% ( Cost $304,264,080** )		314,974,716
NET OTHER ASSETS AND LIABILITIES - 0.7%		2,305,260
TOTAL NET ASSETS - 100.0%		$317,279,976

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $304,301,134.
(A)	Stepped rate security. Rate shown is as of December 31, 2013.
(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2013.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other  “qualified institutional investors.”

(D)	Illiquid security (See Note 2).
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.6% of total net assets.
(F)	In default. Issuer is bankrupt.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 95.1%
Consumer Discretionary - 32.5%
Auto Components - 3.6%
Allison Transmission Inc. (A), 7.125%, 5/15/19	$300,000	$323,250
Dana Holding Corp., 6.5%, 2/15/19	350,000	371,875
Goodyear Tire & Rubber Co., 7%, 5/15/22	500,000	538,125
Tenneco Inc., 6.875%, 12/15/20	525,000	573,563
		1,806,813
Automobiles - 0.5%
Cooper Standard Automotive Inc., 8.5%, 5/1/18	250,000	265,000
Hotels, Restaurants & Leisure - 4.9%
Boyd Gaming Corp., 9.125%, 12/1/18	300,000	326,250
Felcor Lodging L.P., 6.75%, 6/1/19	450,000	479,250
GLP Capital L.P./GLP Financing II Inc. (A), 4.875%, 11/1/20	300,000	300,000
Isle of Capri Casinos Inc., 5.875%, 3/15/21	300,000	294,750
Peninsula Gaming LLC/Peninsula Gaming Corp. (A), 8.375%, 2/15/18	200,000	218,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	300,000	330,750
Pinnacle Entertainment Inc., 7.5%, 4/15/21	200,000	217,000
Scientific Games International Inc., 6.25%, 9/1/20	300,000	307,500
		2,473,500
Media - 17.2%
AMC Networks Inc., 4.75%, 12/15/22	400,000	381,000
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	279,062
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	95,750
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	770,625
Cequel Communications Holdings I LLC/Cequel Capital Corp. (A), 6.375%, 9/15/20	200,000	205,000
Cumulus Media Holdings Inc., 7.75%, 5/1/19	900,000	949,500
DISH DBS Corp., 5.125%, 5/1/20	500,000	501,250
DISH DBS Corp., 5.875%, 7/15/22	100,000	100,000
Gray Television Inc., 7.5%, 10/1/20	400,000	425,000
Hughes Satellite Systems Corp., 6.5%, 6/15/19	500,000	541,250
Intelsat Jackson Holdings S.A. (B), 7.25%, 10/15/20	525,000	574,219
Intelsat Luxembourg S.A. (A) (B), 6.75%, 6/1/18	250,000	265,625
Lamar Media Corp., 5.875%, 2/1/22	500,000	512,500
Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 4/1/23	800,000	818,000
Sinclair Television Group Inc., 6.125%, 10/1/22	250,000	252,500
Sirius XM Holdings, Inc. (A), 5.875%, 10/1/20	250,000	255,000
Telesat Canada/Telesat LLC (A) (B), 6%, 5/15/17	500,000	520,000

Ultra Series Fund | December 31, 2013

	Par Value	Value (Note 2)
Univision Communications Inc. (A), 6.75%, 9/15/22	$500,000	$547,500
UPCB Finance V Ltd. (A) (B), 6.875%, 1/15/22	350,000	371,875
ViaSat Inc., 6.875%, 6/15/20	300,000	317,250
		8,682,906
Specialty Retail - 4.7%
Chinos Intermediate Holdings A Inc., PIK (A), 7.75%, 5/1/19	400,000	409,000
Jo-Ann Stores Inc. (A), 8.125%, 3/15/19	600,000	627,750
Michaels FinCo Holdings LLC/Michaels FinCo Inc., PIK (A), 7.5%, 8/1/18	300,000	312,000
Penske Automotive Group Inc., 5.75%, 10/1/22	500,000	511,250
Sally Holdings LLC/Sally Capital Inc., 5.75%, 6/1/22	500,000	520,000
		2,380,000
Textiles, Apparel & Luxury Goods - 1.6%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	273,125
Levi Strauss & Co., 7.625%, 5/15/20	500,000	548,750
		821,875
		16,430,094
Consumer Staples - 6.2%
ACCO Brands Corp., 6.75%, 4/30/20	400,000	395,000
Alphabet Holding Co. Inc., PIK, 7.75%, 11/1/17	600,000	618,750
Central Garden and Pet Co., 8.25%, 3/1/18	500,000	486,250
Del Monte Corp., 7.625%, 2/15/19	600,000	623,250
Dole Food Co. Inc. (A), 7.25%, 5/1/19	500,000	498,750
Stater Brothers Holdings Inc., 7.75%, 4/15/15	500,000	501,260
		3,123,260
Energy - 14.8%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7%, 5/20/22	250,000	271,250
AmeriGas Partners L.P./AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	537,500
Berry Petroleum Co., 6.375%, 9/15/22	250,000	254,375
Cie Generale de Geophysique – Veritas (B), 6.5%, 6/1/21	300,000	307,500
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	542,500
Chesapeake Energy Corp., 6.875%, 11/15/20	300,000	339,000
Continental Resources Inc., 8.25%, 10/1/19	250,000	273,125
Exterran Holdings Inc., 7.25%, 12/1/18	500,000	528,125
Ferrellgas L.P./Ferrellgas Finance Corp. (A), 6.75%, 1/15/22	400,000	406,000
Hornbeck Offshore Services Inc., 5.875%, 4/1/20	400,000	413,000
Key Energy Services Inc., 6.75%, 3/1/21	500,000	512,500
Lightstream Resources Ltd. (A) (B), 8.625%, 2/1/20	300,000	303,000

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Energy (continued)
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., 6.75%, 11/1/20	$400,000	$434,000
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp., 8.25%, 4/15/18	400,000	424,000
Precision Drilling Corp. (B), 6.5%, 12/15/21	350,000	372,750
QEP Resources Inc., 5.375%, 10/1/22	150,000	144,375
QEP Resources Inc., 5.25%, 5/1/23	500,000	468,750
Regency Energy Partners L.P./Regency Energy Finance Corp., 6.875%, 12/1/18	400,000	429,000
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 8/1/21	227,000	247,430
Unit Corp., 6.625%, 5/15/21	250,000	263,750
		7,471,930
Financials - 2.6%
MPT Operating Partnership L.P./MPT Finance Corp., 6.875%, 5/1/21	250,000	267,500
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 7/1/21	450,000	428,625
Omega Healthcare Investors Inc., 5.875%, 3/15/24	250,000	252,500
Springleaf Finance Corp., MTN, 6.9%, 12/15/17	350,000	382,550
		1,331,175
Health Care - 6.4%
Air Medical Group Holdings Inc., 9.25%, 11/1/18	300,000	324,000
Biomet Inc., 6.5%, 8/1/20	250,000	262,500
Biomet Inc., 6.5%, 10/1/20	400,000	412,000
Endo Health Solutions Inc., 7%, 7/15/19	100,000	107,000
Endo Health Solutions Inc., 7%, 12/15/20	500,000	535,000
Fresenius Medical Care US Finance II Inc. (A), 5.625%, 7/31/19	200,000	216,000
Fresenius Medical Care US Finance II Inc. (A), 5.875%, 1/31/22	200,000	211,000
Multiplan Inc. (A), 9.875%, 9/1/18	250,000	275,000
Tenet Healthcare Corp., 8%, 8/1/20	350,000	380,187
Tenet Healthcare Corp. (A), 6%, 10/1/20	100,000	104,375
Valeant Pharmaceuticals International Inc. (A) (B), 5.625%, 12/1/21	400,000	402,000
		3,229,062
Industrials - 12.4%
Ashtead Capital Inc. (A), 6.5%, 7/15/22	500,000	533,125
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 8.25%, 1/15/19	500,000	545,000

Ultra Series Fund | December 31, 2013

	Par Value	Value (Note 2)
Belden Inc. (A), 5.5%, 9/1/22	$500,000	$490,000
Bombardier Inc. (A) (B), 6.125%, 1/15/23	350,000	347,375
Clean Harbors Inc., 5.125%, 6/1/21	150,000	151,500
FTI Consulting Inc., 6%, 11/15/22	500,000	506,250
Griffon Corp., 7.125%, 4/1/18	500,000	530,000
HD Supply Inc., 7.5%, 7/15/20	550,000	592,625
Iron Mountain Inc., 6%, 8/15/23	200,000	205,000
Iron Mountain Inc., 5.75%, 8/15/24	150,000	139,125
Nortek Inc., 8.5%, 4/15/21	250,000	276,875
RR Donnelley & Sons Co., 7.875%, 3/15/21	200,000	222,000
Tomkins LLC/Tomkins Inc., 9%, 10/1/18	127,000	139,065
TransDigm Inc., 5.5%, 10/15/20	200,000	195,500
United Rentals North America Inc., 8.25%, 2/1/21	175,000	197,312
United Rentals North America Inc., 7.625%, 4/15/22	500,000	555,625
West Corp., 8.625%, 10/1/18	100,000	108,750
West Corp., 7.875%, 1/15/19	500,000	540,000
		6,275,127
Information Technology - 5.5%
Alliance Data Systems Corp. (A), 5.25%, 12/1/17	50,000	51,875
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	400,000	419,000
CommScope Holding Co. Inc., PIK (A), 6.625%, 6/1/20	250,000	260,000
CommScope Inc. (A), 8.25%, 1/15/19	367,000	402,324
Level 3 Financing Inc., 8.125%, 7/1/19	600,000	657,000
Syniverse Holdings Inc., 9.125%, 1/15/19	400,000	437,000
T-Mobile USA Inc., 6.633%, 4/28/21	500,000	526,250
		2,753,449
Materials - 6.7%
ArcelorMittal (B), 5.75%, 8/5/20	300,000	318,750
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc. (A) (B), 9.125%, 10/15/20	300,000	327,000
Boise Cascade Co. (C), 6.375%, 11/1/20	600,000	631,500
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	103,000	106,862
Huntsman International LLC, 4.875%, 11/15/20	400,000	394,000
Polymer Group Inc., 7.75%, 2/1/19	500,000	533,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, 8.5%, 5/15/18	250,000	263,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, 9%, 4/15/19	250,000	268,125
Tronox Finance LLC, 6.375%, 8/15/20	500,000	510,000
		3,353,112
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Telecommunication Services - 4.7%
CenturyLink Inc., 5.625%, 4/1/20	$200,000	$203,500
CenturyLink Inc., 5.8%, 3/15/22	500,000	493,750
SBA Telecommunications Inc., 5.75%, 7/15/20	300,000	312,000
Softbank Corp. (A) (B), 4.5%, 4/15/20	250,000	243,750
Sprint Communications Inc., 7%, 8/15/20	325,000	351,813
Sprint Corp. (A), 7.875%, 9/15/23	500,000	537,500
Windstream Corp., 6.375%, 8/1/23	250,000	233,750
		2,376,063
Utilities - 3.3%
Calpine Corp. (A), 6%, 1/15/22	500,000	512,500
GenOn Energy Inc., 7.875%, 6/15/17	300,000	330,000
Mirant Americas Generation LLC, 8.5%, 10/1/21	300,000	315,750
NRG Energy Inc., 8.25%, 9/1/20	475,000	526,063
		1,684,313
Total Corporate Notes and Bonds ( Cost $46,381,454 )		48,027,585
	Shares
SHORT-TERM INVESTMENTS - 3.4%
State Street Institutional U.S. Government Money Market Fund	1,737,761	1,737,761
Total Short-Term Investments ( Cost $1,737,761 )		1,737,761
TOTAL INVESTMENTS - 98.5% ( Cost $48,119,215** )		49,765,346
NET OTHER ASSETS AND LIABILITIES - 1.5%		762,425
TOTAL NET ASSETS - 100.0%		$50,527,771

**	Aggregate cost for Federal tax purposes was $48,119,215.
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 8.8% of total net assets.
(C)	Illiquid security (See Note 2).
PIK	Payment in Kind Security. Pays interest in additional bonds rather than in cash.
PLC	Public Limited Company.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 57.5%
Consumer Discretionary - 5.7%
McDonald’s Corp.	63,500	$6,161,405
Omnicom Group Inc.	59,000	4,387,830
Target Corp.	65,000	4,112,550
Time Warner Inc.	76,000	5,298,720
Viacom Inc., Class B	45,500	3,973,970
		23,934,475
Consumer Staples - 7.3%
Coca-Cola Co./The	86,000	3,552,660
Diageo PLC, ADR	35,000	4,634,700
Nestle S.A., ADR	59,000	4,341,810
PepsiCo Inc.	64,000	5,308,160
Philip Morris International Inc.	58,500	5,097,105
Procter & Gamble Co./The	64,000	5,210,240
Wal-Mart Stores Inc.	34,000	2,675,460
		30,820,135
Energy - 7.5%
Chevron Corp.	87,000	10,867,170
ConocoPhillips	74,000	5,228,100
Ensco PLC, Class A	44,000	2,515,920
Exxon Mobil Corp.	93,000	9,411,600
Occidental Petroleum Corp.	39,500	3,756,450
		31,779,240
Financials - 10.0%
Bank of New York Mellon Corp./The	89,500	3,127,130
BB&T Corp.	110,000	4,105,200
M&T Bank Corp.	30,000	3,492,600
Northern Trust Corp.	49,000	3,032,610
PartnerRe Ltd.	44,500	4,691,635
Travelers Cos. Inc./The	113,000	10,231,020
US Bancorp	167,000	6,746,800
Wells Fargo & Co.	149,000	6,764,600
		42,191,595
Health Care - 9.5%
Baxter International Inc.	59,000	4,103,450
Becton, Dickinson and Co.	26,000	2,872,740
Johnson & Johnson	90,000	8,243,100
Medtronic Inc.	82,000	4,705,980
Merck & Co. Inc.	161,000	8,058,050
Novartis AG, ADR	34,000	2,732,920
Pfizer Inc.	304,000	9,311,520
		40,027,760
Industrials - 8.4%
3M Co.	54,500	7,643,625
Boeing Co./The	34,000	4,640,660

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Emerson Electric Co.	38,500	$2,701,930
General Dynamics Corp.	33,000	3,153,150
United Parcel Service Inc., Class B	69,000	7,250,520
United Technologies Corp.	65,000	7,397,000
Waste Management Inc.	61,000	2,737,070
		35,523,955
Information Technology - 7.9%
Accenture PLC, Class A	70,000	5,755,400
Automatic Data Processing Inc.	52,000	4,202,120
Intel Corp.	111,000	2,881,560
Linear Technology Corp.	77,000	3,507,350
Microchip Technology Inc.	72,500	3,244,375
Microsoft Corp.	101,500	3,799,145
Oracle Corp.	75,000	2,869,500
QUALCOMM Inc.	97,000	7,202,250
		33,461,700
Telecommunication Service - 1.2%
AT&T Inc.	144,000	5,063,040
Total Common Stocks ( Cost $159,971,779 )		242,801,900
	Par Value
ASSET BACKED SECURITIES - 0.1%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$599,648	606,946
Total Asset Backed Securities ( Cost $617,240 )		606,946
CORPORATE NOTES AND BONDS - 14.4%
Consumer Discretionary - 1.9%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	2,000,000	2,549,074
DR Horton Inc., 5.25%, 2/15/15	515,000	534,313
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	1,850,000	2,053,518
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	1,600,000	1,796,000
Time Warner Inc., 4.75%, 3/29/21	1,000,000	1,066,372
		7,999,277
Consumer Staples - 0.6%
Mondelez International Inc., 6.5%, 11/1/31	2,025,000	2,304,157
Energy - 1.4%
ConocoPhillips, 6.65%, 7/15/18	1,500,000	1,784,622
Energy Transfer Partners L.P., 4.15%, 10/1/20	600,000	608,749
Hess Corp., 7.875%, 10/1/29	1,150,000	1,465,548
Transocean Inc. (D), 6%, 3/15/18	750,000	841,085
Transocean Inc. (D), 7.5%, 4/15/31	1,030,000	1,177,200
		5,877,204
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Financials - 1.3%
American Express Credit Corp., 2.375%, 3/24/17	$450,000	$462,545
HCP Inc., 6.7%, 1/30/18	1,450,000	1,685,365
Health Care REIT Inc., 4.5%, 1/15/24	725,000	715,827
Lehman Brothers Holdings Inc. * (E), 5.75%, 1/3/17	1,735,000	174
Simon Property Group L.P., 5.875%, 3/1/17	530,000	594,420
US Bank NA, 6.3%, 2/4/14	2,000,000	2,009,814
		5,468,145
Health Care - 3.1%
AbbVie Inc., 2%, 11/6/18	1,200,000	1,187,052
Amgen Inc., 5.85%, 6/1/17	3,950,000	4,481,662
Eli Lilly & Co., 6.57%, 1/1/16	1,200,000	1,338,392
Genentech Inc., 5.25%, 7/15/35	740,000	779,791
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	1,320,000	1,483,988
Quest Diagnostics Inc., 5.45%, 11/1/15	1,500,000	1,616,764
UnitedHealth Group Inc., 2.875%, 3/15/23	1,000,000	930,506
Wyeth LLC, 6.5%, 2/1/34	1,100,000	1,346,511
		13,164,666
Industrials - 1.8%
Boeing Co./The, 8.625%, 11/15/31	350,000	483,558
Boeing Co./The, 6.875%, 10/15/43	620,000	760,533
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	1,365,000	1,705,471
Lockheed Martin Corp., 7.65%, 5/1/16	780,000	899,732
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	1,045,813
Norfolk Southern Corp., 7.05%, 5/1/37	1,050,000	1,291,846
Waste Management Inc., 7.125%, 12/15/17	1,150,000	1,337,731
		7,524,684
Information Technology - 0.8%
Apple Inc., 2.4%, 5/3/23	500,000	449,605
Cisco Systems Inc., 5.5%, 2/22/16	960,000	1,056,129
International Business Machines Corp., 1.875%, 8/1/22	1,600,000	1,398,309
Thomson Reuters Corp. (D), 4.3%, 11/23/23	600,000	602,580
		3,506,623
Materials - 0.4%
Ball Corp., 4%, 11/15/23	250,000	223,750
Rio Tinto Finance USA PLC (D), 2.25%, 12/14/18	400,000	398,026
Westvaco Corp., 8.2%, 1/15/30	1,025,000	1,214,564
		1,836,340

Ultra Series Fund | December 31, 2013

	Par Value	Value (Note 2)
Telecommunication Services - 0.9%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	$1,780,000	$2,465,435
Verizon Communications Inc., 5.15%, 9/15/23	1,260,000	1,352,852
		3,818,287
Utilities - 2.2%
Indianapolis Power & Light Co. (B) (C), 6.05%, 10/1/36	1,555,000	1,731,090
Interstate Power & Light Co., 6.25%, 7/15/39	1,365,000	1,610,643
Nevada Power Co., Series R, 6.75%, 7/1/37	1,600,000	1,985,803
Sierra Pacific Power Co., Series M, 6%, 5/15/16	474,000	529,116
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	835,000	917,256
Westar Energy Inc., 6%, 7/1/14	2,400,000	2,466,017
		9,239,925
Total Corporate Notes and Bonds ( Cost $57,872,668 )		60,739,308
LONG TERM MUNICIPAL BONDS - 0.2%
General - 0.2%
Jacksonville FL Sales Tax Revenue, 5%, 10/1/29	950,000	983,241
Total Long Term Municipal Bonds ( Cost $981,190 )		983,241
MORTGAGE BACKED SECURITIES - 7.0%
Fannie Mae - 4.8%
4%, 4/1/15 Pool # 255719	70,145	74,279
5.5%, 4/1/16 Pool # 745444	142,888	151,655
6%, 5/1/16 Pool # 582558	40,756	42,088
5%, 12/1/17 Pool # 672243	366,664	390,577
4.5%, 9/1/20 Pool # 835465	368,795	393,050
6%, 5/1/21 Pool # 253847	89,617	99,743
3%, 5/1/27 Pool # AL1715	1,064,199	1,087,245
7%, 12/1/29 Pool # 762813	43,618	48,402
7%, 11/1/31 Pool # 607515	59,481	67,431
7%, 5/1/32 Pool # 644591	20,177	22,665
5.5%, 10/1/33 Pool # 254904	367,678	404,833
5.5%, 11/1/33 Pool # 555880	1,057,793	1,166,099
5%, 5/1/34 Pool # 780890	1,414,410	1,537,321
7%, 7/1/34 Pool # 792636	19,825	20,839
5.5%, 8/1/34 Pool # 793647	179,194	197,316
5.5%, 3/1/35 Pool # 815976	786,681	864,320
5.5%, 8/1/35 Pool # 826872	184,728	202,987
5%, 9/1/35 Pool # 820347	514,407	567,595
5%, 9/1/35 Pool # 835699	473,398	517,704
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)
Fannie Mae (continued)
5%, 10/1/35 Pool # 797669	$426,445	$467,097
5.5%, 10/1/35 Pool # 836912	69,264	76,027
5%, 12/1/35 Pool # 850561	249,390	270,636
5.5%, 12/1/35 Pool # 844583	861,625	950,313
5.5%, 9/1/36 Pool # 831820	964,937	1,079,162
6%, 9/1/36 Pool # 831741	622,782	689,122
5.5%, 10/1/36 Pool # 896340	81,382	89,366
5.5%, 10/1/36 Pool # 901723	459,179	504,292
5.5%, 12/1/36 Pool # 902853	915,308	1,013,286
5.5%, 12/1/36 Pool # 903059	759,339	836,974
4%, 1/1/41 Pool # AB2080	1,275,390	1,314,399
4%, 9/1/41 Pool # AJ1406	1,338,221	1,378,499
4%, 10/1/41 Pool # AJ4046	1,157,504	1,194,179
3.5%, 6/1/42 Pool # AO4136	1,195,609	1,188,914
3%, 2/1/43 Pool # AB8486	1,441,729	1,370,273
		20,278,688
Freddie Mac - 2.2%
3%, 8/1/27 Pool # J19899	1,264,358	1,290,048
8%, 6/1/30 Pool # C01005	30,673	35,698
6.5%, 1/1/32 Pool # C62333	110,331	122,875
5%, 7/1/33 Pool # A11325	866,365	950,440
6%, 10/1/34 Pool # A28439	125,011	138,078
6%, 10/1/34 Pool # A28598	45,620	50,438
5%, 4/1/35 Pool # A32314	134,554	145,020
5%, 4/1/35 Pool # A32315	182,010	200,507
5%, 4/1/35 Pool # A32316	195,631	215,472
5%, 4/1/35 Pool # A32509	128,266	141,368
5%, 1/1/37 Pool # A56371	494,849	532,729
4%, 10/1/41 Pool # Q04092	1,448,358	1,490,846
3%, 9/1/42 Pool # C04233	1,688,822	1,601,949
3%, 4/1/43 Pool # V80025	1,157,759	1,098,204
3%, 4/1/43 Pool # V80026	1,165,211	1,105,273
		9,118,945
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	65,837	75,220
Total Mortgage Backed Securities ( Cost $28,649,117 )		29,472,853
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.5%
U.S. Treasury Bond - 1.1%
6.625%, 2/15/27	3,270,000	4,418,587

Ultra Series Fund | December 31, 2013

	Par Value	Value (Note 2)
U.S. Treasury Notes - 15.4%
4.000%, 2/15/14	$4,810,000	$4,832,357
4.250%, 8/15/14	4,965,000	5,091,454
2.375%, 9/30/14	1,400,000	1,423,243
0.500%, 10/15/14	5,000,000	5,014,060
2.500%, 3/31/15	795,000	817,576
2.500%, 4/30/15	3,750,000	3,863,231
4.500%, 2/15/16	5,550,000	6,029,986
3.250%, 12/31/16	2,500,000	2,681,445
3.125%, 1/31/17	2,000,000	2,138,124
0.500%, 7/31/17	4,000,000	3,915,936
2.375%, 7/31/17	2,000,000	2,089,844
4.250%, 11/15/17	12,100,000	13,472,600
2.750%, 2/15/19	1,300,000	1,362,156
3.125%, 5/15/19	2,000,000	2,131,250
3.375%, 11/15/19	1,000,000	1,075,625
2.625%, 11/15/20	7,400,000	7,520,250
1.750%, 5/15/22	1,750,000	1,618,204
		65,077,341
Total U.S. Government and Agency Obligations ( Cost $67,794,412 )		69,495,928
	Shares
SHORT-TERM INVESTMENTS - 3.9%
State Street Institutional U.S. Government Money Market Fund	16,613,277	16,613,277
Total Short-Term Investments ( Cost $16,613,277 )		16,613,277
TOTAL INVESTMENTS - 99.6% ( Cost $332,499,683** )		420,713,453
NET OTHER ASSETS AND LIABILITIES - 0.4%		1,694,836
TOTAL NET ASSETS - 100.0%		$422,408,289

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $333,349,372.
(A)	Stepped rate security. Rate shown is as of December 31, 2013.
(B)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”

(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.1% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 96.6%
Consumer Discretionary - 11.8%
Advance Auto Parts Inc.	92,000	$10,182,560
DIRECTV*	318,000	21,970,620
McDonald’s Corp.	86,000	8,344,580
Target Corp.	90,000	5,694,300
Time Warner Inc.	180,000	12,549,600
Viacom Inc., Class B	115,000	10,044,100
		68,785,760
Consumer Staples - 8.1%
CVS Caremark Corp.	149,000	10,663,930
Diageo PLC, ADR	45,000	5,958,900
Nestle S.A., ADR	96,000	7,064,640
Philip Morris International Inc.	96,000	8,364,480
Procter & Gamble Co./The	72,000	5,861,520
Wal-Mart Stores Inc.	117,000	9,206,730
		47,120,200
Energy - 14.3%
Baker Hughes Inc.	160,000	8,841,600
Chevron Corp.	132,500	16,550,575
ConocoPhillips	122,000	8,619,300
Ensco PLC, Class A	161,000	9,205,980
Exxon Mobil Corp.	87,000	8,804,400
National Oilwell Varco Inc.	132,000	10,497,960
Occidental Petroleum Corp.	93,000	8,844,300
Schlumberger Ltd.	132,500	11,939,575
		83,303,690
Financials - 25.2%
Capital Markets - 1.8%
Bank of New York Mellon Corp./The	304,000	10,621,760
Commercial Banks - 7.7%
BB&T Corp.	254,000	9,479,280
M&T Bank Corp.	52,000	6,053,840
US Bancorp	322,000	13,008,800
Wells Fargo & Co.	357,000	16,207,800
		44,749,720
Insurance - 14.3%
American International Group Inc.	329,000	16,795,450
Arch Capital Group Ltd.*	170,000	10,147,300
Berkshire Hathaway Inc., Class B*	142,000	16,835,520
Markel Corp.*	32,500	18,861,375
Travelers Cos. Inc./The	157,000	14,214,780
WR Berkley Corp.	151,000	6,551,890
		83,406,315
Real Estate Management & Development - 1.4%
Brookfield Asset Management Inc., Class A	212,000	8,231,960
		147,009,755

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Health Care - 14.2%
Johnson & Johnson	158,000	$14,471,220
Medtronic Inc.	187,000	10,731,930
Merck & Co. Inc.	437,000	21,871,850
Novartis AG, ADR	74,000	5,948,120
Pfizer Inc.	722,000	22,114,860
UnitedHealth Group Inc.	104,000	7,831,200
		82,969,180
Industrials - 14.3%
3M Co.	82,000	11,500,500
Boeing Co./The	71,500	9,759,035
Danaher Corp.	144,000	11,116,800
FedEx Corp.	124,000	17,827,480
General Dynamics Corp.	76,000	7,261,800
Rockwell Collins Inc.	117,000	8,648,640
United Parcel Service Inc., Class B	61,000	6,409,880
United Technologies Corp.	94,000	10,697,200
		83,221,335
Information Technology - 6.3%
Accenture PLC, Class A	78,000	6,413,160
Oracle Corp.	270,000	10,330,200
QUALCOMM Inc.	117,000	8,687,250
Seagate Technology PLC	197,000	11,063,520
		36,494,130
Materials - 1.2%
Mosaic Co./The	154,000	7,279,580
Telecommunication Service - 1.2%
AT&T Inc.	202,000	7,102,320
Total Common Stocks ( Cost $391,232,820 )		563,285,950
SHORT-TERM INVESTMENTS - 3.4%
State Street Institutional U.S. Government Money Market Fund	20,079,258	20,079,258
Total Short-Term Investments ( Cost $20,079,258 )		20,079,258
TOTAL INVESTMENTS - 100.0% ( Cost $411,312,078** )		583,365,208
NET OTHER ASSETS AND LIABILITIES - 0.0%		240,540
TOTAL NET ASSETS - 100.0%		$583,605,748

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $411,684,308.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 94.8%
Consumer Discretionary - 19.8%
Amazon.com Inc.*	21,497	$8,572,789
CBS Corp., Class B	86,500	5,513,510
DIRECTV*	90,465	6,250,227
Discovery Communications Inc., Class C*	77,523	6,501,079
Home Depot Inc./The	110,040	9,060,693
Lululemon Athletica Inc.*	86,062	5,080,240
McDonald’s Corp.	58,720	5,697,602
Omnicom Group Inc.	79,720	5,928,776
Panera Bread Co., Class A*	31,966	5,648,072
priceline.com Inc.*	6,235	7,247,564
Starbucks Corp.	56,378	4,419,471
TJX Cos. Inc.	85,975	5,479,187
Walt Disney Co./The	32,840	2,508,976
		77,908,186
Consumer Staples - 8.3%
Costco Wholesale Corp.	52,804	6,284,204
CVS Caremark Corp.	85,957	6,151,943
Nestle S.A., ADR	108,155	7,959,126
PepsiCo Inc.	39,725	3,294,792
Philip Morris International Inc.	105,955	9,231,859
		32,921,924
Energy - 4.3%
Apache Corp.	55,000	4,726,700
Schlumberger Ltd.	134,765	12,143,674
		16,870,374
Financials - 2.8%
Brookfield Asset Management Inc., Class A	124,706	4,842,334
T. Rowe Price Group Inc.	76,629	6,419,211
		11,261,545
Health Care - 12.1%
Allergan Inc.	65,428	7,267,742
Baxter International Inc.	81,245	5,650,590
Biogen Idec Inc.*	17,640	4,934,790
Celgene Corp.*	28,065	4,741,862
Cerner Corp.*	86,258	4,808,021
Gilead Sciences Inc.*	73,090	5,492,713
Johnson & Johnson	61,450	5,628,205
UnitedHealth Group Inc.	68,535	5,160,686
Varian Medical Systems Inc.*	51,550	4,004,920
		47,689,529

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Industrials - 15.4%
3M Co.	40,137	$5,629,214
Boeing Co./The	47,142	6,434,412
Danaher Corp.	78,166	6,034,415
Expeditors International of Washington Inc.	98,300	4,349,775
FedEx Corp.	33,155	4,766,694
Jacobs Engineering Group Inc.*	60,890	3,835,461
Rockwell Collins Inc.	69,615	5,145,941
Roper Industries Inc.	28,093	3,895,937
United Parcel Service Inc., Class B	67,000	7,040,360
United Technologies Corp.	75,928	8,640,607
W.W. Grainger Inc.	18,800	4,801,896
		60,574,712
Information Technology - 28.5%
Communications Equipment - 3.3%
QUALCOMM Inc.	175,618	13,039,637
Computers & Peripherals - 5.5%
Apple Inc.	38,624	21,672,313
Internet Software & Services - 5.6%
eBay Inc.*	146,342	8,032,712
Google Inc., Class A*	12,378	13,872,149
		21,904,861
IT Services - 4.9%
Accenture PLC, Class A	101,572	8,351,250
International Business Machines Corp.	31,790	5,962,850
Visa Inc., Class A	22,821	5,081,780
		19,395,880
Semiconductors & Semiconductor Equipment - 1.6%
Linear Technology Corp.	140,000	6,377,000
Software - 7.6%
MICROS Systems Inc.*	76,753	4,403,320
Microsoft Corp.	316,745	11,855,765
Oracle Corp.	352,632	13,491,700
		29,750,785
		112,140,476
Materials - 3.6%
Monsanto Co.	79,825	9,303,604
Mosaic Co./The	100,000	4,727,000
		14,030,604
Total Common Stocks ( Cost $252,675,200 )		373,397,350

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 5.2%
State Street Institutional U.S. Government Money Market Fund	20,536,155	$20,536,155
Total Short-Term Investments ( Cost $20,536,155 )		20,536,155
TOTAL INVESTMENTS - 100.0% ( Cost $273,211,355** )		393,933,505
NET OTHER ASSETS AND LIABILITIES - 0.0%		8,053
TOTAL NET ASSETS - 100.0%		$393,941,558

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $274,792,813.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 94.7%
Consumer Discretionary - 30.3%
Media - 11.3%
DIRECTV*	150,475	$10,396,318
Discovery Communications Inc., Class C*	105,081	8,812,093
Liberty Global PLC*	136,980	11,550,154
Omnicom Group Inc.	189,488	14,092,222
		44,850,787
Specialty Retail - 19.0%
Advance Auto Parts Inc.	170,339	18,853,120
Bed Bath & Beyond Inc.*	114,689	9,209,527
CarMax Inc.*	203,482	9,567,724
Ross Stores Inc.	137,725	10,319,734
Sally Beauty Holdings Inc.*	287,890	8,702,915
Tiffany & Co.	101,662	9,432,200
TJX Cos. Inc.	149,852	9,550,068
		75,635,288
		120,486,075
Consumer Staples - 0.8%
Brown-Forman Corp., Class B	44,273	3,345,710
Energy - 4.2%
Ensco PLC, Class A	130,107	7,439,518
World Fuel Services Corp.	212,809	9,184,837
		16,624,355
Financials - 22.8%
Arch Capital Group Ltd.*	185,914	11,097,207
Brookfield Asset Management Inc., Class A	340,118	13,206,782
Brown & Brown Inc.	318,438	9,995,769
Glacier Bancorp Inc.	203,637	6,066,346
Leucadia National Corp.	302,128	8,562,307
M&T Bank Corp.	82,480	9,602,322
Markel Corp.*	34,354	19,937,344
WR Berkley Corp.	280,737	12,181,178
		90,649,255
Health Care - 10.9%
DENTSPLY International Inc.	279,027	13,527,229
Laboratory Corp. of America Holdings*	113,352	10,356,972
Perrigo Co. PLC	73,122	11,221,302
Techne Corp.	85,044	8,051,116
		43,156,619

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Industrials - 17.5%
C.H. Robinson Worldwide Inc.	172,235	$10,048,190
Colfax Corp.*	133,375	8,494,654
Copart Inc.*	408,981	14,989,154
Expeditors International of Washington Inc.	240,165	10,627,301
Jacobs Engineering Group Inc.*	111,049	6,994,976
TransDigm Group Inc.	60,909	9,807,567
Wabtec Corp.	113,165	8,404,765
		69,366,607
Information Technology - 4.9%
Amphenol Corp., Class A	89,537	7,984,910
MICROS Systems Inc.*	199,907	11,468,664
		19,453,574
Materials - 3.3%
Crown Holdings Inc.*	297,994	13,281,592
Total Common Stocks ( Cost $249,591,424 )		376,363,787
SHORT-TERM INVESTMENTS - 5.4%
State Street Institutional U.S. Government Money Market Fund	21,317,843	21,317,843
Total Short-Term Investments ( Cost $21,317,843 )		21,317,843
TOTAL INVESTMENTS - 100.1% ( Cost $270,909,267** )		397,681,630
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(216,972)
TOTAL NET ASSETS - 100.0%		$397,464,658

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $271,142,147.
PLC	Public Limited Company.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 96.9%
Consumer Discretionary - 13.0%
Ascena Retail Group Inc.*	7,320	$154,891
Cato Corp./The, Class A	5,080	161,544
CEC Entertainment Inc.	3,420	151,438
Choice Hotels International Inc.	470	23,082
Fred’s Inc., Class A	7,000	129,640
Helen of Troy Ltd.*	3,510	173,780
Matthews International Corp., Class A	2,940	125,273
Stage Stores Inc.	4,610	102,434
		1,022,082
Consumer Staples - 2.1%
Casey’s General Stores Inc.	1,480	103,970
Post Holdings Inc.*	1,300	64,051
		168,021
Energy - 5.7%
Diamondback Energy Inc.*	1,700	89,862
Era Group Inc.*	2,590	79,927
Scorpio Tankers Inc.	15,400	181,566
SEACOR Holdings Inc.*	1,090	99,408
		450,763
Financials - 21.4%
AMERISAFE Inc.	1,710	72,230
Assured Guaranty Ltd.	3,600	84,924
Campus Crest Communities Inc., REIT	8,000	75,280
DiamondRock Hospitality Co., REIT	6,229	71,945
Education Realty Trust Inc., REIT	7,500	66,150
First Busey Corp.	10,107	58,621
First Midwest Bancorp Inc.	7,830	137,260
First Niagara Financial Group Inc.	7,507	79,724
Flushing Financial Corp.	3,881	80,337
Hancock Holding Co.	2,100	77,028
International Bancshares Corp.	5,450	143,826
MB Financial Inc.	3,030	97,233
Northwest Bancshares Inc.	8,380	123,856
Platinum Underwriters Holdings Ltd.	1,260	77,213
Primerica Inc.	3,000	128,730
Solar Capital Ltd.	2,200	49,610
Summit Hotel Properties Inc., REIT	7,100	63,900
Webster Financial Corp.	5,480	170,866
Westamerica Bancorporation	570	32,182
		1,690,915
Health Care - 10.8%
Allscripts Healthcare Solutions Inc.*	5,200	80,392
Amsurg Corp.*	3,490	160,261
Charles River Laboratories International Inc.*	4,100	217,464
Corvel Corp.*	1,460	68,182
Haemonetics Corp.*	400	16,852

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
ICON PLC*	2,530	$102,237
ICU Medical Inc.*	1,770	112,767
STERIS Corp.	2,000	96,100
		854,255
Industrials - 18.6%
ACCO Brands Corp.*	12,940	86,957
Albany International Corp., Class A	4,250	152,702
Atlas Air Worldwide Holdings Inc.*	2,400	98,760
Cubic Corp.	2,100	110,586
ESCO Technologies Inc.	2,790	95,585
G&K Services Inc., Class A	2,800	174,244
GATX Corp.	2,570	134,077
Luxfer Holdings PLC, ADR	1,300	27,118
Mueller Industries Inc.	3,000	189,030
SP Plus Corp.*	5,190	135,148
United Stationers Inc.	3,900	178,971
UTi Worldwide Inc.	4,600	80,776
		1,463,954
Information Technology - 14.2%
Belden Inc.	4,070	286,732
Coherent Inc.*	1,070	79,597
Diebold Inc.	3,670	121,147
Forrester Research Inc.	3,200	122,432
MAXIMUS Inc.	1,760	77,422
Micrel Inc.	6,200	61,194
MTS Systems Corp.	1,030	73,388
ScanSource Inc.*	2,600	110,318
Verint Systems Inc.*	1,900	81,586
Zebra Technologies Corp., Class A*	2,000	108,160
		1,121,976
Materials - 6.9%
Deltic Timber Corp.	1,520	103,269
Greif Inc., Class A	1,300	68,120
Innospec Inc.	2,200	101,684
Koppers Holdings Inc.	1,800	82,350
Sensient Technologies Corp.	1,700	82,484
Zep Inc.	5,840	106,054
		543,961
Utilities - 4.2%
Atmos Energy Corp.	2,050	93,111
Laclede Group Inc./The	1,200	54,648
New Jersey Resources Corp.	670	30,981
UNS Energy Corp.	1,540	92,169
WGL Holdings Inc.	1,460	58,487
		329,396
Total Common Stocks ( Cost $4,205,004 )		7,645,323
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS - 3.3%
State Street Institutional U.S. Government Money Market Fund	263,581	$263,581
Total Short-Term Investments ( Cost $263,581 )		263,581
TOTAL INVESTMENTS - 100.2% ( Cost $4,468,585** )		7,908,904
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(13,005)
TOTAL NET ASSETS - 100.0%		$7,895,899

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $4,516,289.
ADR	American Depository Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 97.8%
Australia - 2.0%
Ansell Ltd.	44,785	$826,563
James Hardie Industries Plc	88,531	1,022,899
		1,849,462
Austria - 0.9%
UNIQA Insurance Group AG	69,995	893,494
Belgium - 2.5%
Anheuser-Busch InBev N.V.	22,655	2,407,921
Bermuda - 0.9%
Signet Jewelers Ltd.	10,717	846,434
Brazil - 1.1%
Estacio Participacoes S.A.	115,500	999,197
Canada - 2.7%
MacDonald Dettwiler & Associates Ltd.	14,500	1,123,417
Rogers Communications Inc.	32,600	1,475,248
		2,598,665
Denmark - 1.0%
Carlsberg AS	8,639	955,862
Finland - 1.9%
Sampo	36,121	1,774,985
France - 9.0%
BNP Paribas S.A.	34,264	2,670,309
Cap Gemini S.A.	17,155	1,159,474
Sanofi	24,249	2,572,672
Valeo S.A.	19,768	2,187,280
		8,589,735
Germany - 6.6%
Bayer AG	19,377	2,717,674
Bayerische Motoren Werke AG	15,052	1,764,653
Merck KGaA	9,912	1,776,080
		6,258,407
Greece - 0.7%
Piraeus Bank S.A. *	296,397	623,862
Ireland - 0.9%
Ryanair Holdings PLC, ADR *	18,600	872,898
Italy - 2.7%
Atlantia SpA	57,039	1,279,822
Eni SpA	54,639	1,314,668
		2,594,490
Japan - 19.3%
AEON Financial Service Co. Ltd.	26,000	696,230
Asahi Group Holdings Ltd.	66,800	1,880,118

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Asics Corp.	73,990	$1,261,153
Daikin Industries Ltd.	18,600	1,156,870
Daiwa House Industry Co. Ltd.	67,000	1,294,701
Don Quijote Co. Ltd.	28,700	1,736,008
Japan Tobacco Inc.	42,400	1,376,963
KDDI Corp.	20,800	1,277,903
LIXIL Group Corp.	56,200	1,538,549
Makita Corp.	14,600	765,284
Seven & I Holdings Co. Ltd.	37,100	1,472,586
Sumitomo Mitsui Financial Group Inc.	51,900	2,671,142
Yahoo Japan Corp.	214,300	1,190,443
		18,317,950
Luxembourg - 1.4%
RTL Group *	10,519	1,359,259
Netherlands - 1.7%
European Aeronautic Defence and Space Co. N.V.	21,133	1,622,545
Norway - 0.7%
Petroleum Geo-Services ASA	55,981	659,463
Philippines - 1.8%
Alliance Global Group Inc.	2,622,100	1,524,253
LT Group Inc.	428,100	148,930
		1,673,183
South Korea - 1.1%
Samsung Electronics Co. Ltd., GDR	1,658	1,082,674
Spain - 4.4%
International Consolidated Airlines Group S.A. *	200,317	1,331,504
Mediaset Espana Comunicacion S.A. *	81,215	937,281
Red Electrica Corp. S.A.	27,963	1,865,731
		4,134,516
Sweden - 2.9%
Assa Abloy AB	24,846	1,312,635
Swedbank AB	50,788	1,429,235
		2,741,870
Switzerland - 10.3%
GAM Holding AG *	66,996	1,303,044
Glencore Xstrata PLC *	286,850	1,485,354
Informa PLC	226,026	2,146,540
Novartis AG	44,550	3,555,810
Swatch Group AG/The	2,001	1,322,336
		9,813,084
Thailand - 0.6%
Krung Thai Bank PCL	1,064,100	534,317

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Turkey - 0.4%
KOC Holding AS	97,133	$397,753
United Kingdom - 20.3%
BG Group PLC	40,225	864,272
British American Tobacco PLC	31,472	1,687,518
Direct Line Insurance Group PLC	324,948	1,343,092
Ladbrokes PLC	162,379	481,047
Lloyds Banking Group PLC *	1,712,160	2,236,446
Prudential PLC	113,071	2,509,015
Reed Elsevier PLC	103,140	1,535,444
Rexam PLC	240,616	2,113,767
Royal Dutch Shell PLC	72,903	2,611,254
Standard Chartered PLC	55,075	1,240,339
Taylor Wimpey PLC	588,338	1,086,298
Unilever PLC	37,741	1,551,181
		19,259,673
Total Common Stocks ( Cost $64,632,485 )		92,861,699
SHORT-TERM INVESTMENTS - 2.1%
United States - 2.1%
State Street Institutional U.S. Government Money Market Fund	2,012,515	2,012,515
Total Short-Term Investments ( Cost $2,012,515 )		2,012,515
TOTAL INVESTMENTS - 99.9% ( Cost $66,645,000** )		94,874,214
NET OTHER ASSETS AND LIABILITIES - 0.1%		67,721
TOTAL NET ASSETS - 100.0%		$94,941,935

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $67,017,978.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

Ultra Series Fund | December 31, 2013

OTHER INFORMATION: Sector Concentration	% of Net Assets
Consumer Discretionary	19%
Consumer Staples	12%
Energy	7%
Financials	22%
Health Care	12%
Industrials	14%
Information Technology	4%
Materials	3%
Money Market Funds	2%
Telecommunication Services	3%
Utilities	2%
Net Other Assets and Liabilities	–*
100%
*Amount represents less than 0.5% of net assets.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.9%
Bond Funds - 60.8%
Baird Aggregate Bond Fund Institutional Shares	674,247	$7,018,908
Franklin Floating Rate Daily Access Fund Advisor Class	953,577	8,782,447
iShares 20+ Year Treasury Bond Fund ETF	2,756	280,726
iShares 7-10 Year Treasury Bond ETF	14,850	1,473,714
iShares Barclays TIPS Bond Fund ETF	9,597	1,054,710
Metropolitan West High Yield Bond Fund Class I	136,963	1,405,241
Metropolitan West Total Return Bond Fund Class I	532,761	5,620,633
PIMCO Investment Grade Corporate Bond Fund Institutional Class	273,678	2,802,462
Vanguard Intermediate-Term Corporate Bond ETF	67,925	5,617,397
Vanguard Short-Term Bond ETF	43,950	3,512,924
Vanguard Short-Term Corporate Bond ETF	17,619	1,405,644
Vanguard Total Bond Market ETF	48,294	3,863,037
		42,837,843
Foreign Stock Funds - 4.8%
iShares MSCI EAFE ETF	20,905	1,401,889
iShares MSCI United Kingdom ETF	26,836	560,336
Vanguard FTSE All-World ex-US ETF	13,849	702,560
WisdomTree Japan Hedged Equity Fund ETF	13,876	705,456
		3,370,241
Money Market Funds - 1.2%
State Street Institutional U.S. Government Money Market Fund	814,355	814,355

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Stock Funds - 33.1%
iShares Core S&P Mid-Cap ETF	7,863	$1,052,384
iShares S&P 100 ETF	34,142	2,811,594
iShares S&P Mid-Cap 400 Value ETF	4,827	561,042
PowerShares Buyback Achievers Portfolio ETF	26,102	1,124,474
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	347,577	4,935,589
SPDR S&P 500 ETF Trust	53,311	9,844,942
Vanguard Dividend Appreciation ETF	18,655	1,403,602
Vanguard Information Technology ETF	12,563	1,124,640
Vanguard Value ETF	6,441	492,028
		23,350,295
TOTAL INVESTMENTS - 99.9% ( Cost $64,626,146** )		70,372,734
NET OTHER ASSETS AND LIABILITIES - 0.1%		99,287
TOTAL NET ASSETS - 100.0%		$70,472,021

**	Aggregate cost for Federal tax purposes was $65,286,212.
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.7%
Bond Funds - 39.4%
Baird Aggregate Bond Fund Institutional Shares	445,706	$4,639,797
Franklin Floating Rate Daily Access Fund Advisor Class	806,820	7,430,809
iShares 20+ Year Treasury Bond Fund ETF	3,643	371,076
iShares 7-10 Year Treasury Bond ETF	19,632	1,948,280
iShares Barclays TIPS Bond Fund ETF	10,150	1,115,485
Metropolitan West High Yield Bond Fund Class I	181,087	1,857,952
Metropolitan West Total Return Bond Fund Class I	440,202	4,644,131
PIMCO Investment Grade Corporate Bond Fund Institutional Class	180,853	1,851,935
Vanguard Intermediate-Term Corporate Bond ETF	56,124	4,641,455
Vanguard Short-Term Bond ETF	34,862	2,786,520
Vanguard Short-Term Corporate Bond ETF	17,469	1,393,677
Vanguard Total Bond Market ETF	51,076	4,085,569
		36,766,686
Foreign Stock Funds - 8.9%
iShares Global Energy ETF	4,311	186,321
iShares MSCI All Country Asia ex Japan ETF	6,183	372,897
iShares MSCI EAFE ETF	41,454	2,779,905
iShares MSCI United Kingdom ETF	70,955	1,481,540
Vanguard FTSE All-World ex-US ETF	27,463	1,393,198
Vanguard FTSE Europe ETF	6,310	371,028
WisdomTree Europe Hedged Equity Fund ETF	6,613	371,056
WisdomTree Japan Hedged Equity Fund ETF	25,682	1,305,673
		8,261,618

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Money Market Funds - 1.0%
State Street Institutional U.S. Government Money Market Fund	940,700	$940,700
Stock Funds - 50.4%
iShares Core S&P Mid-Cap ETF	20,789	2,782,400
iShares S&P 100 ETF	56,421	4,646,269
iShares S&P Mid-Cap 400 Value ETF	9,573	1,112,670
Market Vectors Agribusiness ETF	3,420	186,356
PowerShares Buyback Achievers Portfolio ETF	86,270	3,716,512
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	656,371	9,320,464
SPDR S&P 500 ETF Trust	100,683	18,593,130
Vanguard Dividend Appreciation ETF	36,994	2,783,428
Vanguard Information Technology ETF	24,912	2,230,122
Vanguard Value ETF	20,678	1,579,592
		46,950,943
TOTAL INVESTMENTS - 99.7% ( Cost $81,654,556** )		92,919,947
NET OTHER ASSETS AND LIABILITIES - 0.3%		267,550
TOTAL NET ASSETS - 100.0%		$93,187,497

**	Aggregate cost for Federal tax purposes was $82,399,225.
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%
Bond Funds - 28.3%
Baird Aggregate Bond Fund Institutional Shares	197,483	$2,055,795
Franklin Floating Rate Daily Access Fund Advisor Class	521,349	4,801,626
iShares 20+ Year Treasury Bond Fund ETF	4,036	411,107
iShares 7-10 Year Treasury Bond ETF	16,572	1,644,605
iShares Barclays TIPS Bond Fund ETF	7,496	823,810
Metropolitan West High Yield Bond Fund Class I	66,851	685,893
Metropolitan West Total Return Bond Fund Class I	195,044	2,057,714
PIMCO Investment Grade Corporate Bond Fund Institutional Class	66,791	683,941
Vanguard Intermediate-Term Corporate Bond ETF	24,871	2,056,832
Vanguard Short-Term Bond ETF	8,583	686,039
Vanguard Short-Term Corporate Bond ETF	8,602	686,268
Vanguard Total Bond Market ETF	36,009	2,880,360
		19,473,990
Foreign Stock Funds - 11.5%
iShares Global Energy ETF	6,366	275,139
iShares MSCI All Country Asia ex Japan ETF	6,847	412,943
iShares MSCI EAFE ETF	35,721	2,395,450
iShares MSCI United Kingdom ETF	65,507	1,367,786
Vanguard FTSE All-World ex-U.S. ETF	33,806	1,714,978
Vanguard FTSE Europe ETF	6,988	410,894
WisdomTree Europe Hedged Equity Fund ETF	4,884	274,041
WisdomTree Japan Hedged Equity Fund ETF	21,678	1,102,110
		7,953,341

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Money Market Funds - 1.2%
State Street Institutional U.S. Government Money Market Fund	846,589	$846,589
Stock Funds - 58.8%
iShares Core S&P Mid-Cap ETF	20,472	2,739,973
iShares S&P 100 ETF	41,671	3,431,607
iShares S&P Mid-Cap 400 Value ETF	9,427	1,095,700
Market Vectors Agribusiness ETF	5,051	275,229
PowerShares Buyback Achievers Portfolio ETF	79,646	3,431,150
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	581,750	8,260,845
SPDR S&P 500 ETF Trust	81,799	15,105,821
Vanguard Dividend Appreciation ETF	36,431	2,741,069
Vanguard Information Technology ETF	21,466	1,921,636
Vanguard Value ETF	19,765	1,509,848
		40,512,878
TOTAL INVESTMENTS - 99.8% ( Cost $58,751,203** )		68,786,798
NET OTHER ASSETS AND LIABILITIES - 0.2%		130,413
TOTAL NET ASSETS - 100.0%		$68,917,211

**	Aggregate cost for Federal tax purposes was $59,421,886.
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 101.5%
Bond Funds - 17.1%
Franklin Floating Rate Daily Access Fund Advisor Class	117,442	$1,081,638
iShares 20+ Year Treasury Bond Fund ETF	2,121	216,045
iShares 7-10 Year Treasury Bond ETF	4,899	486,177
iShares Barclays TIPS Bond Fund ETF	1,970	216,503
Metropolitan West Total Return Bond Fund Class I	17,089	180,284
PIMCO Investment Grade Corporate Bond Fund Institutional Class	17,550	179,713
Vanguard Intermediate-Term Corporate Bond ETF	2,179	180,203
Vanguard Short-Term Bond ETF	2,255	180,242
Vanguard Short-Term Corporate Bond ETF	2,260	180,303
Vanguard Total Bond Market ETF	2,478	198,215
		3,099,323
Foreign Stock Funds - 14.8%
iShares Global Energy ETF	1,674	72,350
iShares MSCI All Country Asia ex Japan ETF	3,599	217,056
iShares MSCI EAFE ETF	10,728	719,420
iShares MSCI United Kingdom ETF	20,657	431,318
Vanguard FTSE All-World ex-U.S. ETF	12,437	630,929
Vanguard FTSE Europe ETF	3,670	215,796
WisdomTree Europe Hedged Equity Fund ETF	1,282	71,933
WisdomTree Japan Hedged Equity Fund ETF	6,409	325,834
		2,684,636
Money Market Funds - 3.0%
State Street Institutional U.S. Government Money Market Fund	538,842	538,842

Ultra Series Fund | December 31, 2013

	Shares	Value (Note 2)
Stock Funds - 66.6%
iShares Core S&P Mid-Cap ETF	6,725	$900,074
iShares Core S&P Small-Cap ETF	989	108,009
iShares S&P 100 ETF	10,950	901,733
iShares S&P Mid-Cap 400 Value ETF	3,096	359,848
Market Vectors Agribusiness ETF	1,327	72,308
PowerShares Buyback Achievers Portfolio ETF	20,930	901,664
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	178,354	2,532,624
SPDR S&P 500 ETF Trust	23,449	4,330,327
Vanguard Dividend Appreciation ETF	11,967	900,397
Vanguard Information Technology ETF	6,447	577,135
Vanguard Value ETF	6,374	486,910
		12,071,029
TOTAL INVESTMENTS - 101.5% ( Cost $16,018,541** )		18,393,830
NET OTHER ASSETS AND LIABILITIES - (1.5%)		(271,257)
TOTAL NET ASSETS - 100.0%		$18,122,573

**	Aggregate cost for Federal tax purposes was $16,131,197.
ETF	Exchange Traded Fund.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Statements of Assets and Liabilities as of December 31, 2013

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$104,891,443	$179,120,412	$ 67,300,756	$ 38,504,921
Affiliated issuers[1]	97,958,948	164,688,392	54,120,264	–
Net unrealized appreciation
Unaffiliated issuers	3,989,154	15,386,736	7,357,572	–
Affiliated issuers[1]	15,251,783	49,762,851	22,885,557	–
Total investments at value	222,091,328	408,958,391	151,664,149	38,504,921
Receivables:
Investments sold	2,130,414	–	290,432	–
Fund shares sold	39,352	202,944	104,206	3,261
Dividends and interest	225,134	1,026,622	361,868	150,240
Due from Adviser	–	–	–	11,667
Total assets	224,486,228	410,187,957	152,420,655	38,670,089
Liabilities:
Payables:
Investments purchased	2,713,508	4,061,205	812,023	–
Fund shares repurchased	201,242	80,277	138,625	1,459
Management fees	56,455	102,039	37,959	14,930
Distribution fees - Class II	8,618	7,355	407	375
Audit and trustee fees	10,571	17,873	6,736	1,974
Total liabilities	2,990,394	4,268,749	995,750	18,738
Net assets applicable to outstanding capital stock	$221,495,834	$405,919,208	$151,424,905	$ 38,651,351
Net assets consist of:
Paid-in capital	$204,208,399	$360,037,608	$123,215,206	$ 38,651,750
Accumulated undistributed net investment income	118,861	163,666	38,320	–
Accumulated net realized loss on investments sold and foreign currency related transactions	(2,072,363)	(19,431,653)	(2,071,750)	(399)
Net unrealized appreciation of investments (including appreciation of foreign currency related transactions)	19,240,937	65,149,587	30,243,129	–
Net Assets	$221,495,834	$405,919,208	$151,424,905	$38,651,351
Class I Shares:
Net Assets	$181,426,577	$370,954,299	$149,513,618	$ 36,921,834
Shares of beneficial interest outstanding	16,955,414	32,316,526	12,828,245	36,922,217
Net Asset Value and redemption price per share	$10.70	$11.48	$11.66	$1.00
Class II Shares:

Ultra Series Fund | December 31, 2013

Net Assets	$ 40,069,257	$ 34,964,909	$ 1,911,287	$ 1,729,517
Shares of beneficial interest outstanding	3,752,742	3,053,803	164,513	1,729,533
Net Asset Value and redemption price per share	$10.68	$11.45	$11.62	$1.00

[1]	See Note 10 for information on affiliated issuers.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Statements of Assets and Liabilities as of December 31, 2013

	Core Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$304,264,080	$ 48,119,215	$332,499,683	$411,312,078
Net unrealized appreciation
Unaffiliated issuers	10,710,636	1,646,131	88,213,770	172,053,130
Total investments at value	314,974,716	49,765,346	420,713,453	583,365,208
Foreign currency (cost of $21,456) (Note 2)	–	–	–	–
Receivables:
Investments sold	–	–	–	–
Fund shares sold	127,270	17,539	225,120	55,479
Dividends and interest	2,488,118	783,867	1,851,236	595,293
Other assets	4,548	–	–	–
Total assets	317,594,652	50,566,752	422,789,809	584,015,980
Liabilities:
Payables:
Investments purchased	–	–	–	–
Fund shares repurchased	138,700	2,691	106,254	93,018
Management fees	149,915	32,163	248,163	291,766
Distribution fees - Class II	9,994	1,455	9,136	1,427
Audit and trustee fees	16,067	2,672	17,967	24,021
Service agreement fees	–	–	–	–
Total liabilities	314,676	38,981	381,520	410,232
Net assets applicable to outstanding capital stock	$317,279,976	$ 50,527,771	$422,408,289	$583,605,748
Net assets consist of:
Paid-in capital	$315,336,264	$ 56,104,599	$341,276,765	$440,555,472
Accumulated undistributed net investment income	173,004	71,584	187,487	128,277
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	(8,939,928)	(7,294,543)	(7,269,733)	(29,131,131)
Net unrealized appreciation of investments (including appreciation of foreign currency related transactions)	10,710,636	1,646,131	88,213,770	172,053,130
Net Assets	$317,279,976	$ 50,527,771	$422,408,289	$583,605,748

Ultra Series Fund | December 31, 2013

Class I Shares:
Net Assets	$270,288,813	$ 43,622,257	$378,806,892	$576,730,982
Shares of beneficial interest outstanding	27,113,255	4,731,888	18,248,210	16,590,835
Net Asset Value and redemption price per share	$9.97	$9.22	$20.76	$34.76
Class II Shares:
Net Assets	$ 46,991,163	$ 6,905,514	$ 43,601,397	$ 6,874,766
Shares of beneficial interest outstanding	4,721,074	748,483	2,105,119	198,451
Net Asset Value and redemption price per share	$9.95	$9.23	$20.71	$34.64
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Statements of Assets and Liabilities as of December 31, 2013

Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund

$273,211,355	$270,909,267	$ 4,468,585	$ 66,645,000	$ 64,626,146	$ 81,654,556	$ 58,751,203	$ 16,018,541

120,722,150	126,772,363	3,440,319	28,229,214	5,746,588	11,265,391	10,035,595	2,375,289
393,933,505	397,681,630	7,908,904	94,874,214	70,372,734	92,919,947	68,786,798	18,393,830
–	–	–	21,528	–	–	–	–

–	–	–	3,287	2,789,275	1,818,070	1,788,342	777,257
77,576	61,142	272	8,019	123,573	176,285	225,948	64,628
284,341	163,908	7,347	52,286	168,150	194,511	105,632	28,394
–	84	–	156,149	–	–	–	–
394,295,422	397,906,764	7,916,523	95,115,483	73,453,732	95,108,813	70,906,720	19,264,109

–	–	–	22,635	2,963,987	1,892,554	1,950,506	1,135,864
68,172	122,110	12,448	48,529	50	5,500	21,908	1,275
262,496	299,417	7,160	94,263	14,728	19,385	14,246	3,664
7,080	3,287	365	3,951	–	–	–	–
16,116	17,292	651	4,170	–	–	–	–
–	–	–	–	2,946	3,877	2,849	733
353,864	442,106	20,624	173,548	2,981,711	1,921,316	1,989,509	1,141,536
$393,941,558	$397,464,658	$ 7,895,899	$ 94,941,935	$ 70,472,021	$ 93,187,497	$ 68,917,211	$ 18,122,573

$271,353,359	$282,779,335	$ 5,032,435	$ 92,050,090	$ 65,306,061	$ 82,436,304	$ 59,397,406	$ 15,840,233
46,176	–	–	1,067,539	–	840	27,574	5,681
1,819,873	(12,087,040)	(576,855)	(26,419,124)	(580,628)	(515,038)	(543,364)	(98,630)
120,722,150	126,772,363	3,440,319	28,243,430	5,746,588	11,265,391	10,035,595	2,375,289
$393,941,558	$397,464,658	$ 7,895,899	$ 94,941,935	$ 70,472,021	$ 93,187,497	$ 68,917,211	$ 18,122,573

Ultra Series Fund | December 31, 2013

$359,958,731	$381,703,019	$ 6,120,680	$ 75,807,873	$ 70,472,021	$ 93,187,497	$ 68,917,211	$ 18,122,573
12,517,028	17,542,401	672,600	5,835,498	8,049,082	10,444,358	7,936,963	1,417,949
$28.76	$21.76	$9.10	$12.99	$8.76	$8.92	$8.68	$12.78

$ 33,982,827	$ 15,761,639	$ 1,775,219	$ 19,134,062
1,186,963	728,109	196,206	1,476,391
$28.63	$21.65	$9.05	$12.96
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Statements of Operations for the Period Ended December 31, 2013

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
Investment Income:
Interest	$125	$235	$125	$53,380
Dividends
Unaffiliated issuers	3,907,610	5,588,567	1,535,883	–
Affiliated issuers[1]	2,182,667	2,764,358	578,276	–
Less: Foreign taxes withheld	–	–	–	–
Total investment income	6,090,402	8,353,160	2,114,284	53,380
Expenses:
Management fees	706,785	1,213,697	458,998	204,783
Audit and trustee fees	31,727	54,498	20,673	5,992
Distribution fees - Class II	105,288	86,284	4,698	3,975
Other expenses	169	335	2	–
Total expenses before reimbursement/waiver	843,969	1,354,814	484,371	214,750
Less reimbursement/waiver[2]	–	–	–	(161,370)
Total expenses net of reimbursement/waiver	843,969	1,354,814	484,371	53,380
Net Investment Income	5,246,433	6,998,346	1,629,913	–
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)[3]
Unaffiliated issuers	723,012	7,636,227	5,645,813	(399)
Affiliated issuers[1]	3,788,418	8,164,223	5,060,640	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	219,904	286,969	89,990	–
Affiliated issuers[1]	3,178,413	8,901,976	4,175,243	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)[3]
Unaffiliated issuers	1,225,845	9,515,091	5,006,320	–
Affiliated issuers[1]	2,425,003	16,663,898	8,496,360	–
Net Realized and Unrealized Gain (Loss) on Investments	11,560,595	51,168,384	28,474,366	(399)
Net Increase (Decrease) in Net Assets from Operations	$16,807,028	$58,166,730	$30,104,279	$(399)

Ultra Series Fund | December 31, 2013

[1]	See Note 10 for information on affiliated issuers.
[2]	Waiver includes management fees of $157,395, and distribution fees of $3,975, for the Money Market Fund.
[3]	Includes foreign capital gains taxes paid of $9,624 for the International Stock Fund.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Statements of Operations for the Period Ended December 31, 2013

Core Bond Fund	High Income Fund	Diversified Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	Inter-national Stock Fund

$12,799,677	$3,763,843	$5,785,070	$1,063	$573	$1,386	$27	$720

–	–	6,550,172	11,866,202	5,299,740	3,662,420	177,238	2,701,897
–	–	–	–	–	–	–	–
–	–	(41,749)	(139,441)	(29,345)	(130,806)	–	(249,950)
12,799,677	3,763,843	12,293,493	11,727,824	5,270,968	3,533,000	177,265	2,452,667

1,967,690	456,562	2,848,294	3,280,922	2,934,134	3,516,475	150,669	1,140,621
48,215	8,120	54,608	73,524	49,258	52,678	1,993	12,703
120,062	16,942	95,615	16,308	79,382	37,625	4,219	46,225
–	38	46	–	2,050	–	–	45
2,135,967	481,662	2,998,563	3,370,754	3,064,824	3,606,778	156,881	1,199,594
–	–	–	–	–	–	–	–
2,135,967	481,662	2,998,563	3,370,754	3,064,824	3,606,778	156,881	1,199,594
10,663,710	3,282,181	9,294,930	8,357,070	2,206,144	(73,778)	20,384	1,253,073

3,400,369	1,218,435	18,482,747	44,008,819	46,315,578	55,507,561	3,932,916	6,547,704
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

(22,572,865)	(1,457,653)	32,667,224	90,180,559	49,418,057	44,349,667	152,394	9,957,513
–	–	–	–	–	–	–	–
(19,172,496)	(239,218)	51,149,971	134,189,378	95,733,635	99,857,228	4,085,310	16,505,217
$(8,508,786)	$3,042,963	$60,444,901	$142,546,448	$97,939,779	$99,783,450	$4,105,694	$17,758,290
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Statements of Operations for the Period Ended December 31, 2013

	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Investment Income:
Interest	$36	$44	$30	$8
Dividends
Unaffiliated issuers	1,729,296	2,021,267	1,384,611	282,827
Total investment income	1,729,332	2,021,311	1,384,641	282,835
Expenses:
Management fees	161,522	205,449	149,250	30,946
Service agreement fees	32,304	41,090	29,850	6,189
Other expenses	153	–	155	2
Total expenses	193,979	246,539	179,255	37,137
Net Investment Income	1,535,353	1,774,772	1,205,386	245,698
Net Realized and Unrealized Gain on Investments
Net realized gain on investments (including net realized gain on foreign currency related transactions)
Unaffiliated issuers	1,589,635	2,522,257	1,794,582	167,871
Capital gain distributions received from underlying funds
Unaffiliated issuers	218,267	192,459	100,408	20,375
Net change in unrealized appreciation on investments (including net unrealized appreciation on foreign currency related transactions)
Unaffiliated issuers	3,247,598	7,898,230	7,472,509	2,058,896
Net Realized and Unrealized Gain on Investments	5,055,500	10,612,946	9,367,499	2,247,142
Net Increase in Net Assets from Operations	$ 6,590,853	$ 12,387,718	$ 10,572,885	$ 2,492,840
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2013	2012	2013	2012
Net Assets at beginning of period	$238,216,607	$227,634,129	$393,058,473	$382,606,027
Increase in net assets from operations:
Net investment income	5,246,433	6,404,623	6,998,346	9,024,664
Net realized gain on investment transactions	7,909,747	5,954,390	24,989,395	10,957,642
Net change in unrealized appreciation on investments transactions	3,650,848	7,620,015	26,178,989	19,170,279
Net increase in net assets from operations	16,807,028	19,979,028	58,166,730	39,152,585
Distributions to shareholders from:
Net investment income
Class I	(4,298,542)	(7,226,155)	(6,612,939)	(10,646,775)
Class II	(857,521)	(1,526,152)	(539,130)	(985,020)
Net realized gains
Class I	(4,535,392)	–	–	–
Class II	(1,011,220)	–	–	–
Total distributions	(10,702,675)	(8,752,307)	(7,152,069)	(11,631,795)
Capital Stock transactions:
Class I Shares
Shares sold	32,461,650	36,406,472	62,076,217	45,709,365
Issued to shareholders in reinvestment of distributions	8,833,950	7,226,139	6,612,941	10,646,773
Shares redeemed	(60,422,702)	(41,688,374)	(102,805,402)	(69,665,565)
Net increase (decrease) in net assets from capital stock transactions	(19,127,102)	1,944,237	(34,116,244)	(13,309,427)
Class II Shares
Shares sold	2,216,880	1,950,081	1,773,730	1,099,583
Issued to shareholders in reinvestment of distributions	1,868,741	1,526,152	539,130	985,020
Shares redeemed	(7,783,645)	(6,064,713)	(6,350,542)	(5,843,520)
Net decrease in net assets from capital stock transactions	(3,698,024)	(2,588,480)	(4,037,682)	(3,758,917)
Total decrease from capital stock transactions	(22,825,126)	(644,243)	(38,153,926)	(17,068,344)
Total increase (decrease) in net assets	(16,720,773)	10,582,478	12,860,735	10,452,446
Net Assets at end of period	$221,495,834	$238,216,607	$405,919,208	$393,058,473
Undistributed net investment income included in net assets	$ 118,861	$ –	$ 163,666	$ –

Capital Share transactions:
Class I Shares
Shares sold	3,012,062	3,483,197	5,699,276	4,586,565
Issued to shareholders in reinvestment of distributions	825,610	691,344	576,115	1,053,646
Shares redeemed	(5,587,565)	(3,985,882)	(9,434,643)	(6,964,923)
Net increase (decrease) from capital share transactions	(1,749,893)	188,659	(3,159,252)	(1,324,712)
Class II Shares
Shares sold	206,264	187,427	163,298	112,305
Issued to shareholders in reinvestment of distributions	175,025	146,308	47,088	97,726
Shares redeemed	(720,986)	(582,367)	(586,492)	(592,373)
Net decrease from capital share transactions	(339,697)	(248,632)	(376,106)	(382,342)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Money Market Fund
Year Ended December 31,	2013	2012	2013	2012
Net Assets at beginning of period	$144,675,419	$134,360,528	$ 50,323,677	$ 62,660,366
Increase (decrease) in net assets from operations:
Net investment income	1,629,913	2,537,833	–	–
Net realized gain (loss) on investment transactions	14,971,686	5,179,817	(399)	–
Net change in unrealized appreciation (depreciation) on investments transactions	13,502,680	7,348,417	–	–
Net increase (decrease) in net assets from operations	30,104,279	15,066,067	(399)	–
Distributions to shareholders from:
Net investment income
Class I	(1,688,840)	(3,193,957)	–	–
Class II	(16,918)	(39,884)	–	–
Net realized gains
Class I	(1,820,249)	–	–	–
Class II	(23,396)	–	–	–
Total distributions	(3,549,403)	(3,233,841)	–	–
Capital Stock transactions:
Class I Shares
Shares sold	39,997,814	30,425,398	22,429,011	15,456,536
Issued to shareholders in reinvestment of distributions	3,509,089	3,193,957	–	–
Shares redeemed	(62,966,271)	(35,113,393)	(34,154,734)	(28,490,349)
Net decrease in net assets from capital stock transactions	(19,459,368)	(1,494,038)	(11,725,723)	(13,033,813)
Class II Shares
Shares sold	153,811	103,181	1,372,932	2,213,981
Issued to shareholders in reinvestment of distributions	40,313	39,884	–	–
Shares redeemed	(540,146)	(166,362)	(1,319,136)	(1,516,857)
Net increase (decrease) in net assets from capital stock transactions	(346,022)	(23,297)	53,796	697,124
Total decrease from capital stock transactions	(19,805,390)	(1,517,335)	(11,671,927)	(12,336,689)
Total increase (decrease) in net assets	6,749,486	10,314,891	(11,672,326)	(12,336,689)
Net Assets at end of period	$151,424,905	$144,675,419	$ 38,651,351	$ 50,323,677

Undistributed net investment income included in net assets	$38,320	$—	$—	$—
Capital Share transactions:
Class I Shares
Shares sold	3,695,513	3,188,342	22,429,011	15,456,536
Issued to shareholders in reinvestment of distributions	301,083	327,438	—	—
Shares redeemed	(5,802,894)	(3,674,003)	(34,154,735)	(28,490,349)
Net decrease from capital share transactions	(1,806,298)	(158,223)	(11,725,724)	(13,033,813)
Class II Shares
Shares sold	14,545	10,752	1,372,932	2,213,981
Issued to shareholders in reinvestment of distributions	3,470	4,102	–	–
Shares redeemed	(51,023)	(16,989)	(1,319,136)	(1,516,857)
Net increase (decrease) from capital share transactions	(33,008)	(2,135)	53,796	697,124
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Core Bond Fund		High Income Fund		Diversified Income Fund		Large Cap Value Fund
2013	2012	2013	2012	2013	2012	2013	2012
389,790,924	425,099,202	67,099,601	92,675,282	393,930,489	403,211,434	500,469,127	491,674,493

10,663,710	12,849,590	3,282,181	5,479,561	9,294,930	10,757,484	8,357,070	10,488,964
3,400,369	255,801	1,218,435	3,222,281	18,482,747	6,819,611	44,008,819	22,534,576
(22,572,865)	(41,918)	(1,457,653)	860,384	32,667,224	14,057,412	90,180,559	24,248,240
(8,508,786)	13,063,473	3,042,963	9,562,226	60,444,901	31,634,507	142,546,448	57,271,780

(9,139,256)	(11,250,243)	(2,970,731)	(5,116,320)	(8,436,925)	(9,820,039)	(8,350,987)	(10,356,142)
(1,485,806)	(1,526,409)	(445,909)	(542,703)	(890,524)	(889,234)	(88,154)	(112,931)

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(10,625,062)	(12,776,652)	(3,416,640)	(5,659,023)	(9,327,449)	(10,709,273)	(8,439,141)	(10,469,073)

42,430,910	80,281,951	6,738,454	6,340,313	40,709,576	33,291,125	67,449,447	69,507,711
9,139,256	11,250,243	2,970,732	5,116,320	8,436,925	9,820,039	8,350,987	10,356,143
(105,194,348)	(126,901,735)	(26,176,976)	(41,331,439)	(75,771,244)	(76,259,090)	(126,175,216)	(117,526,447)
(53,624,182)	(35,369,541)	(16,467,790)	(29,874,806)	(26,624,743)	(33,147,926)	(50,374,782)	(37,662,593)

2,747,459	3,009,622	500,612	356,009	6,938,994	5,148,640	386,693	224,114
1,485,805	1,526,409	445,909	542,703	890,524	889,234	88,154	112,931
(3,986,182)	(4,761,589)	(676,884)	(502,790)	(3,844,427)	(3,096,127)	(1,070,751)	(682,525)
247,082	(225,558)	269,637	395,922	3,985,091	2,941,747	(595,904)	(345,480)
(53,377,100)	(35,595,099)	(16,198,153)	(29,478,884)	(22,639,652)	(30,206,179)	(50,970,686)	(38,008,073)
(72,510,948)	(35,308,278)	(16,571,830)	(25,575,681)	28,477,800	(9,280,945)	83,136,621	8,794,634
317,279,976	389,790,924	$ 50,527,771	$ 67,099,601	422,408,289	393,930,489	583,605,748	500,469,127
$173,004	$215,795	$71,584	$206,043	$187,487	$215,755	$128,277	$210,348

4,072,473	7,495,349	708,112	651,888	2,022,975	1,813,514	2,132,804	2,587,667
914,607	1,064,171	321,930	545,827	407,420	539,704	241,843	386,381
(10,125,461)	(11,809,745)	(2,742,911)	(4,170,438)	(3,808,727)	(4,167,601)	(4,019,796)	(4,353,429)

(5,138,381)	(3,250,225)	(1,712,869)	(2,972,723)	(1,378,332)	(1,814,383)	(1,645,149)	(1,379,381)

264,053	279,678	52,231	36,572	344,108	284,063	12,441	8,317
149,108	144,622	48,322	57,879	43,055	48,943	2,555	4,222
(384,042)	(444,157)	(70,876)	(51,896)	(193,496)	(169,225)	(33,991)	(25,462)
29,119	(19,857)	29,677	42,555	193,667	163,781	(18,995)	(12,923)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Large Cap Growth Fund		Mid Cap Fund
Year Ended December 31,	2013	2012	2013	2012
Net Assets at beginning of period	$347,125,853	$358,620,849	$370,461,007	$365,102,889
Increase (decrease) in net assets from operations:
Net investment income (loss)	2,206,144	2,733,613	(73,778)	1,096,782
Net realized gain on investments transactions	46,315,578	5,568,234	55,507,561	12,645,399
Net change in unrealized appreciation on investments transactions	49,418,057	31,642,311	44,349,667	42,480,016
Net increase in net assets from operations	97,939,779	39,944,158	99,783,450	56,222,197
Distributions to shareholders from:
Net investment income
Class I	(2,066,477)	(2,515,455)	(22,765)	(1,067,719)
Class II	(145,243)	(189,383)	–	(22,229)
Net realized gains
Class I	(28,523,067)	–	(5,736,762)	–
Class II	(2,713,918)	–	(238,428)	–
Total distributions	(33,448,705)	(2,704,838)	(5,997,955)	(1,089,948)
Capital Stock transactions:
Class I Shares
Shares sold	39,961,700	51,759,146	61,138,417	46,160,581
Issued to shareholders in reinvestment of distributions	30,589,544	2,515,455	5,759,527	1,067,719
Shares redeemed	(87,579,290)	(101,706,126)	(131,946,552)	(95,640,480)
Net decrease in net assets from capital stock transactions	(17,028,046)	(47,431,525)	(65,048,608)	(48,412,180)
Class II Shares
Shares sold	671,676	1,039,287	234,178	205,290
Issued to shareholders in reinvestment of distributions	2,859,161	189,383	238,428	22,229
Shares redeemed	(4,178,160)	(2,531,461)	(2,205,842)	(1,589,470)
Net increase (decrease) in net assets from capital stock transactions	(647,323)	(1,302,791)	(1,733,236)	(1,361,951)
Total net decrease from capital stock transactions	(17,675,369)	(48,734,316)	(66,781,844)	(49,774,131)
Total increase (decrease) in net assets	46,815,705	(11,494,996)	27,003,651	5,358,118
Net Assets at end of period	$393,941,558	$347,125,853	$397,464,658	$370,461,007
Undistributed net investment income included in net assets	$46,176	$51,752	$—	$22,758
Capital Share transactions:
Class I Shares

Shares sold	1,449,675	2,172,455	3,070,158	2,819,510
Issued to shareholders in reinvestment of distributions	1,068,979	106,135	266,189	63,373
Shares redeemed	(3,201,630)	(4,235,335)	(6,655,480)	(5,878,665)
Net decrease from capital share transactions	(682,976)	(1,956,745)	(3,319,133)	(2,995,782)
Class II Shares
Shares sold	25,934	44,301	12,289	12,749
Issued to shareholders in reinvestment of distributions	100,350	8,013	11,071	1,321
Shares redeemed	(150,958)	(106,446)	(112,274)	(98,269)
Net increase (decrease) from capital share transactions	(24,674)	(54,132)	(88,914)	(84,199)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Small Cap Fund		International Stock Fund
2013	2012	2013	2012
$13,422,398	$12,661,690	$95,182,105	$88,163,466

20,384	157,422	1,253,073	1,552,102
3,932,916	585,925	6,547,704	2,784,165
152,394	1,117,532	9,957,513	13,554,327
4,105,694	1,860,879	17,758,290	17,890,594

(18,220)	(139,045)	(148,073)	(1,223,367)
(839)	(15,378)	(757)	(263,629)

(2,705,545)	–	–	–
(787,820)	–	–	–
(3,512,424)	(154,423)	(148,830)	(1,486,996)

1,521,960	567,964	10,556,562	6,139,330
2,723,766	139,045	148,073	1,223,367
(10,973,144)	(1,550,153)	(25,973,317)	(16,609,228)
(6,727,418)	(843,144)	(15,268,682)	(9,246,531)

146,352	28,404	216,807	867,658
788,658	15,378	758	263,629
(327,361)	(146,386)	(2,798,513)	(1,269,715)
607,649	(102,604)	(2,580,948)	(138,428)
(6,119,769)	(945,748)	(17,849,630)	(9,384,959)
(5,526,499)	760,708	(240,170)	7,018,639
$7,895,899	$13,422,398	$94,941,935	$95,182,105
—	—	1,067,539	14,030

103,824	49,083	902,307	624,736
299,177	11,463	11,881	114,510
(698,899)	(133,951)	(2,214,685)	(1,660,974)
(295,898)	(73,405)	(1,300,497)	(921,728)

10,715	2,393	19,055	91,269
87,126	1,272	58	24,683
(22,588)	(12,565)	(240,076)	(126,337)
75,253	(8,900)	(220,963)	(10,385)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Madison Target Retirement 2020 Fund		Madison Target Retirement 2030 Fund
Year Ended December 31,	2013	2012	2013	2012
Net Assets at beginning of period	$ 56,607,290	$ 39,580,036	$ 68,009,467	$ 45,404,453
Increase in net assets from operations:
Net investment income	1,535,353	1,434,560	1,774,772	1,619,329
Net realized gain on investments	1,807,902	165,174	2,714,716	202,955
Net change in unrealized appreciation on investments	3,247,598	2,879,364	7,898,230	3,982,918
Net increase in net assets from operations	6,590,853	4,479,098	12,387,718	5,805,202
Distributions to shareholders from:
Net investment income
Class I	(1,662,495)	(1,667,275)	(1,824,367)	(1,812,454)
Net realized gains
Class I	(1,885,461)	(178,482)	(2,582,083)	(440,797)
Total distributions	(3,547,956)	(1,845,757)	(4,406,450)	(2,253,251)
Capital Stock transactions:
Class I Shares
Shares sold	32,237,785	26,778,150	40,496,358	29,952,292
Issued to shareholders in reinvestment of distributions	3,547,957	1,845,756	4,406,452	2,253,248
Shares redeemed	(24,963,908)	(14,229,993)	(27,706,048)	(13,152,477)
Net increase from capital stock transactions	10,821,834	14,393,913	17,196,762	19,053,063
Total net increase from capital stock transactions	10,821,834	14,393,913	17,196,762	19,053,063
Total increase in net assets	13,864,731	17,027,254	25,178,030	22,605,014
Net Assets at end of period	$ 70,472,021	$ 56,607,290	$ 93,187,497	$ 68,009,467
Undistributed net investment income included in net assets	$—	$—	$840	$—
Capital Share transactions:
Class I Shares
Shares sold	3,671,120	3,249,949	4,643,938	3,774,920
Issued to shareholders in reinvestment of distributions	405,309	222,629	494,188	281,135
Shares redeemed	(2,838,209)	(1,725,495)	(3,156,563)	(1,656,361)
Net increase from capital share transactions	1,238,220	1,747,083	1,981,563	2,399,694
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund
2013	2012	2013	2012
$49,268,630	$35,182,268	$7,160,082	$2,236,241

1,205,386	1,111,481	245,698	128,525
1,894,990	140,879	188,246	1,533
7,472,509	3,160,888	2,058,896	333,215
10,572,885	4,413,248	2,492,840	463,273

(1,211,502)	(1,199,277)	(249,891)	(134,118)

(1,929,708)	(401,247)	(211,851)	(27,128)
(3,141,210)	(1,600,524)	(461,742)	(161,246)

31,957,596	21,643,373	12,784,911	5,538,045
3,141,212	1,600,523	461,742	161,246
(22,881,902)	(11,970,258)	(4,315,260)	(1,077,477)
12,216,906	11,273,638	8,931,393	4,621,814
12,216,906	11,273,638	8,931,393	4,621,814
19,648,581	14,086,362	10,962,491	4,923,841
$68,917,211	$49,268,630	$18,122,573	$7,160,082
$27,574	$—	$5,681	$—

3,820,959	2,875,883	1,071,415	528,566
362,172	210,569	36,179	15,091
(2,722,907)	(1,594,072)	(359,726)	(102,883)
1,460,224	1,492,380	747,868	440,774
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$10.45	$9.96	$10.01	$9.61	$8.48
Income from Investment Operations:
Net investment income[2]	0.25	0.29	0.28	0.29	0.29
Net realized and unrealized gain on investments	0.55	0.60	0.03	0.52	1.12
Total from investment operations	0.80	0.89	0.31	0.81	1.41
Less Distributions:
Distributions from net investment income	(0.27)	(0.40)	(0.35)	(0.41)	(0.28)
Distributions from capital gains	(0.28)	–	–	–	–
Distributions from return of capital	–	–	(0.01)	–	–
Total distributions	(0.55)	(0.40)	(0.36)	(0.41)	(0.28)
Net increase (decrease) in net asset value	0.25	0.49	(0.05)	0.40	1.13
Net Asset Value at end of period	$10.70	$10.45	$9.96	$10.01	$9.61
Total Return (%)[3]	7.61	8.98	3.14	8.37	16.76
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$181,427	$195,526	$184,431	$195,657	$176,322
Ratios of expenses to average net assets (%)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	2.27	2.79	2.76	2.90	3.23
Portfolio turnover (%)[6]	70	44	36	36	47

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$10.43	$9.95	$10.00	$9.61	$8.51
Income from Investment Operations:
Net investment income[2]	0.22	0.26	0.27	0.35	0.28
Net realized and unrealized gain on investments	0.55	0.61	0.02	0.43	0.99
Total from investment operations	0.77	0.87	0.29	0.78	1.27
Less Distributions:
Distributions from net investment income	(0.24)	(0.39)	(0.33)	(0.39)	(0.17)
Distributions from capital gains	(0.28)	–	–	–	–
Distributions from return of capital	–	–	(0.01)	–	–
Total distributions	(0.52)	(0.39)	(0.34)	(0.39)	(0.17)
Net increase (decrease) in net asset value	0.25	0.48	(0.05)	0.39	1.10
Net Asset Value at end of period	$10.68	$10.43	$9.95	$10.00	$9.61
Total Return (%)[3]	7.34	8.71	2.89	8.10	14.91 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$40,069	$42,691	$43,203	$35,425	$12,829
Ratios of expenses to average net assets (%)	0.56	0.56	0.56	0.55	0.56 [5]
Ratio of net investment income to average net assets (%)	2.04	2.49	2.67	3.47	4.38 [5]
Portfolio turnover (%)[6]	70	44	36	36	47 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$10.11	$9.42	$9.49	$8.87	$7.51
Income from Investment Operations:
Net investment income[2]	0.19	0.23	0.20	0.20	0.18
Net realized and unrealized gain (loss) on investments	1.39	0.77	(0.01)	0.71	1.37
Total from investment operations	1.58	1.00	0.19	0.91	1.55
Less Distributions:
Distributions from net investment income	(0.21)	(0.31)	(0.26)	(0.29)	(0.19)
Net increase (decrease) in net asset value	1.37	0.69	(0.07)	0.62	1.36
Net Asset Value at end of period	11.48	10.11	$ 9.42	$ 9.49	$ 8.87
Total Return (%)[3]	15.66	10.54	2.03	10.22	20.61
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	370,954	358,486	346,733	352,545	332,428
Ratios of expenses to average net assets (%)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.75	2.32	2.07	2.24	2.29
Portfolio turnover (%)[6]	66	49	25	34	52

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$10.08	$ 9.41	$ 9.48	$ 8.87	$ 7.56
Income from Investment Operations:
Net investment income[2]	0.16	0.20	0.18	0.25	0.19
Net realized and unrealized gain (loss) on investments	1.39	0.77	(0.01)	0.63	1.24
Total from investment operations	1.55	0.97	0.17	0.88	1.43
Less Distributions:
Distributions from net investment income	(0.18)	(0.30)	(0.24)	(0.27)	(0.12)
Net increase (decrease) in net asset value	1.37	0.67	(0.07)	0.61	1.31
Net Asset Value at end of period	$11.45	$10.08	$ 9.41	$ 9.48	$ 8.87
Total Return (%)[3]	15.37	10.26	1.78	9.94	18.82 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$34,965	$34,573	$35,873	$31,715	$12,162
Ratios of expenses to average net assets (%)	0.56	0.56	0.56	0.56	0.56 [5]
Ratio of net investment income to average net assets (%)	1.49	2.01	1.86	2.76	3.33 [5]
Portfolio turnover (%)[6]	66	49	25	34	52 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 9.75	$ 8.96	$ 9.08	$ 8.30	$ 6.57
Income from Investment Operations:
Net investment income[2]	0.12	0.17	0.12	0.11	0.10
Net realized and unrealized gain (loss) on investments	2.07	0.84	(0.08)	0.81	1.74
Total from investment operations	2.19	1.01	0.04	0.92	1.84
Less Distributions:
Distributions from net investment income	(0.13)	(0.22)	(0.16)	(0.14)	(0.11)
Distributions from capital gains	(0.15)	–	–	–	–
Total distributions	(0.28)	(0.22)	(0.16)	(0.14)	(0.11)
Net increase (decrease) in net asset value	1.91	0.79	(0.12)	0.78	1.73
Net Asset Value at end of period	$11.66	$ 9.75	$ 8.96	$ 9.08	$ 8.30
Total Return (%)[3]	22.35	11.34	0.48	11.15	27.91
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$149,514	$142,755	$132,575	$126,270	$114,492
Ratios of expenses to average net assets: (%)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.07	1.80	1.26	1.27	1.44
Portfolio turnover (%)[6]	70	69	32	33	58
CLASS II	2013	2012	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$ 9.72	$ 8.95	$ 9.07	$ 8.30	$ 6.69
Income from Investment Operations:
Net investment income[2]	0.09	0.15	0.10	0.17	0.15
Net realized and unrealized gain (loss) on investments	2.06	0.83	(0.08)	0.73	1.54
Total from investment operations	2.15	0.98	0.02	0.90	1.69
Less Distributions:
Distributions from net investment income	(0.10)	(0.21)	(0.14)	(0.13)	(0.08)
Distributions from capital gains	(0.15)	–	–	–	–
Total distributions	(0.25)	(0.21)	(0.14)	(0.13)	(0.08)
Net increase (decrease) in net asset value	1.90	0.77	(0.12)	0.77	1.61
Net Asset Value at end of period	$11.62	$ 9.72	$ 8.95	$ 9.07	$ 8.30
Total Return (%)[3]	22.05	11.06	0.23	10.87	25.09 [4]

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,911	$1,921	$1,786	$1,424	$514
Ratios of expenses to average net assets (%)	0.56	0.56	0.56	0.56	0.56 [5]
Ratio of net investment income to average net assets (%)	0.81	1.55	1.05	1.99	2.86 5
Portfolio turnover (%)[6]	70	69	32	33	58 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

MONEY MARKET FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income[2]	–	–	–	–	0.00 [4]
Total from investment operations	–	–	–	–	–
Less Distributions:
Distributions from net investment income	–	–	–	–	(0.00)[4]
Net increase in net asset value	–	–	–	–	–
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[3]	0.00	0.00	0.00	0.00	0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$36,922	$48,648	$61,682	$69,634	$92,463
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.46	0.46	0.47	0.47	0.47
After waiver of expenses by Adviser (%)	0.12 [7]	0.11 [7]	0.08 [7]	0.14 [7]	0.28 [7]
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.00

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income[2]	–	–	–	–	–
Total from investment operations	–	–	–	–	–
Less Distributions:
Distributions from net investment income	–	–	–	–	–
Net increase in net asset value	–	–	–	–	–
Net Asset Value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[3]	0.00	0.00	0.00	0.00	0.00 [5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,730	$1,676	$979	$577	$185
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.71	0.71	0.72	0.73	0.73 [6]
After waiver of expenses by Adviser (%)	0.12 [7]	0.12 [7]	0.07 [7]	0.16 [7]	0.20 [6,7]
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.00 [6]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Amounts represent less than $0.005 per share.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount includes fees waived by the adviser (see Note 3).
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CORE BOND FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$10.55	$10.57	$10.29	$10.14	$ 9.94
Income from Investment Operations:
Net investment income[2]	0.31	0.34	0.38	0.40	0.43
Net realized and unrealized gain (loss) on investments	(0.54)	0.00	0.31	0.20	0.21
Total from investment operations	(0.23)	0.34	0.69	0.60	0.64
Less Distributions:
Distributions from net investment income	(0.35)	(0.36)	(0.41)	(0.45)	(0.44)
Net increase (decrease) in net asset value	(0.58)	(0.02)	0.28	0.15	0.20
Net Asset Value at end of period	$ 9.97	$10.55	$10.57	$10.29	$10.14
Total Return (%)[3]	(2.24)	3.21	6.73	5.92	6.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$270,289	$340,335	$375,325	$429,499	$541,789
Ratios of expenses to average net assets (%)	0.56	0.56	0.57	0.56	0.57
Ratio of net investment income to average net assets (%)	3.02	3.13	3.62	3.76	4.28
Portfolio turnover (%)[6]	14	11	6	2	25

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$10.54	$10.56	$10.28	$10.14	$ 9.85
Income from Investment Operations:
Net investment income[2]	0.29	0.31	0.36	0.37	0.27
Net realized and unrealized gain (loss) on investments	(0.56)	0.01	0.31	0.20	0.28
Total from investment operations	(0.27)	0.32	0.67	0.57	0.55
Less Distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.39)	(0.43)	(0.26)
Net increase (decrease) in net asset value	(0.59)	(0.02)	0.28	0.14	0.29
Net Asset Value at end of period	$ 9.95	$10.54	$10.56	$10.28	$10.14
Total Return (%)[3]	(2.49)	2.96	6.47	5.66	5.55 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$46,991	$49,456	$49,774	$35,750	$9,719
Ratios of expenses to average net assets (%)	0.81	0.81	0.82	0.81	0.82 [5]
Ratio of net investment income to average net assets (%)	2.77	2.88	3.36	3.49	3.86 5
Portfolio turnover (%)[6]	14	11	6	2	25 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 9.37	$ 9.18	$ 9.42	$ 9.11	$ 7.34
Income from Investment Operations:
Net investment income[2]	0.52	0.61	0.65	0.72	0.68
Net realized and unrealized gain (loss) on investments	(0.01)	0.42	(0.18)	0.35	1.80
Total from investment operations	0.51	1.03	0.47	1.07	2.48
Less Distributions:
Distributions from net investment income	(0.66)	(0.84)	(0.71)	(0.76)	(0.71)
Net increase (decrease) in net asset value	(0.15)	0.19	(0.24)	0.31	1.77
Net Asset Value at end of period	$ 9.22	$ 9.37	$ 9.18	$ 9.42	$ 9.11
Total Return (%)[3]	5.49	11.23	5.01	11.73	34.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,622	$60,362	$86,462	$95,552	$107,722
Ratios of expenses to average net assets (%)	0.76	0.77	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	5.42	6.31	6.76	7.54	7.94
Portfolio turnover (%)[6]	32	55	54	53	73

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$9.37	$ 9.19	$ 9.42	$ 9.11	$ 8.14
Income from Investment Operations:
Net investment income[2]	0.50	0.58	0.63	0.70	0.47
Net realized and unrealized gain (loss) on investments	–	0.42	(0.18)	0.34	0.96
Total from investment operations	0.50	1.00	0.45	1.04	1.43
Less Distributions:
Distributions from net investment income	(0.64)	(0.82)	(0.68)	(0.73)	(0.46)
Net increase (decrease) in net asset value	(0.14)	0.18	(0.23)	0.31	0.97
Net Asset Value at end of period	$9.23	$ 9.37	$ 9.19	$ 9.42	$ 9.11
Total Return (%)[3]	5.23	10.95	4.75	11.45	17.49 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,906	$ 6,737	$6,213	$4,286	$1,148
Ratios of expenses to average net assets (%)	1.01	1.02	1.02	1.01	1.01 5
Ratio of net investment income to average net assets (%)	5.17	6.02	6.52	7.20	7.65 [5]
Portfolio turnover (%)[6]	32	55	54	53	73 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$18.29	$17.39	$16.62	$15.37	$14.46
Income from Investment Operations:
Net investment income[2]	0.46	0.49	0.51	0.56	0.60
Net realized and unrealized gain on investments	2.48	0.92	0.79	1.29	0.92
Total from investment operations	2.94	1.41	1.30	1.85	1.52
Less Distributions:
Distributions from net investment income	(0.47)	(0.51)	(0.53)	(0.60)	(0.61)
Net increase in net asset value	2.47	0.90	0.77	1.25	0.91
Net Asset Value at end of period	$20.76	$18.29	$17.39	$16.62	$15.37
Total Return (%)[3]	16.07	8.16	7.84	12.04	10.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$378,807	$359,022	$372,852	$384,709	$418,381
Ratios of expenses to average net assets (%)	0.71	0.71	0.72	0.72	0.72
Ratio of net investment income to average net assets (%)	2.31	2.69	2.94	3.50	4.12
Portfolio turnover (%)[6]	17	17	19	23	26

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$18.26	$17.37	$16.61	$15.37	$13.74
Income from Investment Operations:
Net investment income[2]	0.41	0.44	0.46	0.52	0.35
Net realized and unrealized gain on investments	2.47	0.93	0.79	1.29	1.64
Total from investment operations	2.88	1.37	1.25	1.81	1.99
Less Distributions:
Distributions from net investment income	(0.43)	(0.48)	(0.49)	(0.57)	(0.36)
Net increase in net asset value	2.45	0.89	0.76	1.24	1.63
Net Asset Value at end of period	$20.71	$18.26	$17.37	$16.61	$15.37
Total Return (%)[3]	15.78	7.89	7.57	11.77	14.43 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,601	$34,908	$30,360	$22,309	$6,261
Ratios of expenses to average net assets (%)	0.96	0.96	0.97	0.97	0.97 [5]
Ratio of net investment income to average net assets (%)	2.05	2.43	2.69	3.20	3.44 [5]
Portfolio turnover (%)[6]	17	17	19	23	26 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.
82

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$27.12	$24.78	$23.56	$22.17	$19.42
Income from Investment Operations:
Net investment income[2]	0.48	0.55	0.50	0.38	0.43
Net realized and unrealized gain on investments	7.67	2.37	1.24	1.46	2.76
Total from investment operations	8.15	2.92	1.74	1.84	3.19
Less Distributions:
Distributions from net investment income	(0.51)	(0.58)	(0.52)	(0.45)	(0.44)
Net increase in net asset value	7.64	2.34	1.22	1.39	2.75
Net Asset Value at end of period	$34.76	$27.12	$24.78	$23.56	$22.17
Total Return (%)[3]	30.07	11.82	7.38	8.29	16.79
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$576,731	$494,587	$485,978	$524,894	$630,764
Ratios of expenses to average net assets (%)	0.61	0.61	0.62	0.62	0.62
Ratio of net investment income to average net assets (%)	1.53	2.05	2.03	1.72	2.23
Portfolio turnover (%)[6]	32	27	29	63	81

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$27.05	$24.73	$23.54	$22.17	$17.74
Income from Investment Operations:
Net investment income[2]	0.40	0.48	0.43	0.34	0.18
Net realized and unrealized gain on investments	7.64	2.37	1.25	1.44	4.45
Total from investment operations	8.04	2.85	1.68	1.78	4.63
Less Distributions:
Distributions from net investment income	(0.45)	(0.53)	(0.49)	(0.41)	(0.20)
Net increase in net asset value	7.59	2.32	1.19	1.37	4.43
Net Asset Value at end of period	$34.64	$27.05	$24.73	$23.54	$22.17
Total Return (%)[3]	29.74	11.55	7.11	8.02	26.09 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,875	$5,882	$5,697	$5,354	$2,552
Ratios of expenses to average net assets (%)	0.86	0.86	0.87	0.87	0.87 [5]
Ratio of net investment income to average net assets (%)	1.28	1.80	1.78	1.51	1.28 [5]
Portfolio turnover (%)[6]	32	27	29	63	81 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$24.09	$21.84	$22.16	$19.87	$14.50
Income from Investment Operations:
Net investment income[2]	0.17	0.18	0.05	0.10	0.12
Net realized and unrealized gain (loss) on investments	7.17	2.26	(0.31)	2.31	5.37
Total from investment operations	7.34	2.44	(0.26)	2.41	5.49
Less Distributions:
Distributions from net investment income	(0.18)	(0.19)	(0.06)	(0.12)	(0.12)
Distributions from capital gains	(2.49)	–	–	–	–
Total distributions	(2.67)	(0.19)	(0.06)	(0.12)	(0.12)
Net increase (decrease) in net asset value	4.67	2.25	(0.32)	2.29	5.37
Net Asset Value at end of period	$28.76	$24.09	$21.84	$22.16	$19.87
Total Return (%)[3]	30.51	11.20	(1.19)	12.13	37.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$359,959	$318,024	$331,032	$374,644	$433,483
Ratios of expenses to average net assets (%)	0.81	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	0.62	0.76	0.24	0.51	0.72
Portfolio turnover (%)[8]	50	64	85	78	89

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$24.02	$21.80	$22.14	$19.87	$15.78
Income from Investment Operations:
Net investment income[2]	0.10	0.12	(0.00)[7]	0.06	0.05
Net realized and unrealized gain (loss) on investments	7.13	2.26	(0.32)	2.30	4.09
Total from investment operations	7.23	2.38	(0.32)	2.36	4.14
Less Distributions:
Distributions from net investment income	(0.13)	(0.16)	(0.02)	(0.09)	(0.05)
Distributions from capital gains	(2.49)	–	–	–	–
Total distributions	(2.62)	(0.16)	(0.02)	(0.09)	(0.05)
Net increase (decrease) in net asset value	4.61	2.22	(0.34)	2.27	4.09
Net Asset Value at end of period	$28.63	$24.02	$21.80	$22.14	$19.87
Total Return (%)[3]	30.18	10.93	(1.43)	11.85	26.21 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$33,983	$29,101	$27,589	$20,802	$6,003
Ratios of expenses to average net assets (%)	1.06	1.07	1.07	1.07	1.07 [5]
Ratio of net investment income to average net assets (%)	0.37	0.51	0.01	0.29	0.36 [5]
Portfolio turnover (%)[8]	50	64	85	78	89 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Amount represents less than 0.01%.
[7]	Amount represents less than $(0.005) per share.
[8]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	Year Ended December 31,
	2013	2012	2011	20,103	20,093
CLASS I
Net Asset Value at beginning of period	$17.09	$14.75	$14.14	$11.82	$ 8.01
Income from Investment Operations:
Net investment income[2]	0.00 [5]	0.05	0.02	0.04	0.00 [5]
Net realized and unrealized gain on investments	5.00	2.34	0.62	2.33	3.81
Total from investment operations	5.00	2.39	0.64	2.37	3.81
Less Distributions:
Distributions from net investment income	(0.00)[5]	(0.05)	(0.03)	(0.05)	(0.00)[5]
Distributions from capital gains	(0.33)	–	–	–	–
Total distributions	(0.33)	(0.05)	(0.03)	(0.05)	–
Net increase in net asset value	4.67	2.34	0.61	2.32	3.81
Net Asset Value at end of period	$21.76	$17.09	$14.75	$14.14	$11.82
Total Return (%)[4]	29.28	16.24	4.47	20.12	47.28
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$381,703	$356,534	$351,833	$385,219	$229,395
Ratios of expenses to average net assets (%)	0.91	0.91	0.91	0.90	0.87
Ratio of net investment income to average net assets (%)	(0.01)	0.30	0.16	0.42	(0.05)
Portfolio turnover (%)[8]	28	25	52	46	186

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	20,103	Inception to 12/31/09[1,3]
Net Asset Value at beginning of period	$17.05	$14.72	$14.13	$11.82	$ 9.36
Income from Investment Operations:
Net investment income (loss)[2]	(0.05)	0.01	(0.01)	0.04	(0.00)[5]
Net realized and unrealized gain on investments	4.98	2.35	0.60	2.30	2.45
Total from investment operations	4.93	2.36	0.59	2.34	2.45
Less Distributions:
Distributions from net investment income	–	(0.03)	–	(0.03)	–
Distributions from capital gains	(0.33)	–	–	–	–
Total distributions	(0.33)	(0.03)	–	(0.03)	–
Net increase in net asset value	4.60	2.33	0.59	2.31	2.45
Net Asset Value at end of period	$21.65	$17.05	$14.72	$14.13	$11.82
Total Return (%)[4]	28.95	15.95	4.22	19.82	26.13 [6]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,762	$13,927	$13,270	$11,951	$1,745
Ratios of expenses to average net assets (%)	1.16	1.16	1.17	1.16	1.12 [7]
Ratio of net investment income to average net assets (%)	(0.26)	0.05	(0.07)	0.38	(0.14)[7]
Portfolio turnover (%)[8]	28	25	52	46	186 [6]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
The financial highlights prior to May 1, 2010 are those of the Mid Cap Growth Fund, the accounting survivor of the reorganization of the Mid Cap Value and Mid Cap Growth Funds. The net asset values and other per share information of the Mid Cap Growth Fund have been restated by the conversion ration of 2.6623 for Class I shares and 2.6678 for Class II shares to reflect those of the legal survivor of the reorganization the Mid Cap Value Fund, which was renamed the Mid Cap Fund after the reorganization.

[4]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[5]	Amounts represents less than $0.005 per share.
[6]	Not annualized.
[7]	Annualized.
[8]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$12.32	$10.81	$10.75	$ 8.54	$ 6.53
Income from Investment Operations:
Net investment income[2]	0.02	0.14	0.04	0.08	0.05
Net realized and unrealized gain (loss) on investments	4.03	1.52	0.06	2.20	2.00
Total from investment operations	4.05	1.66	0.10	2.28	2.05
Less Distributions:
Distributions from net investment income	(0.05)	(0.15)	(0.04)	(0.07)	(0.04)
Distributions from capital gains	(7.22)	–	–	–	–
Total distributions	(7.27)	(0.15)	(0.04)	(0.07)	(0.04)
Net increase (decrease) in net asset value	(3.22)	1.51	0.06	2.21	2.01
Net Asset Value at end of period	$ 9.10	$12.32	$10.81	$10.75	$ 8.54
Total Return (%)[3]	32.77	15.39	0.91	26.80	31.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,121	$11,936	$11,261	$11,710	$7,989
Ratios of expenses to average net assets (%)	1.11	1.11	1.11	1.11	1.11
Ratio of net investment income to average net assets (%)	0.17	1.24	0.41	0.85	0.77
Portfolio turnover (%)[6]	19	15	22	33	21

CLASS II	2013	2012	2011	2010	Inception to 12/31/091
Net Asset Value at beginning of period	$12.29	$10.79	$10.74	$ 8.54	$ 6.50
Income from Investment Operations:
Net investment income[2]	–	0.11	0.02	0.06	0.02
Net realized and unrealized gain (loss) on investments	3.99	1.52	0.06	2.20	2.03
Total from investment operations	3.99	1.63	0.08	2.26	2.05
Less Distributions:
Distributions from net investment income	(0.01)	(0.13)	(0.03)	(0.06)	(0.01)
Distributions from capital gains	(7.22)	–	–	–	–
Total distributions	(7.23)	(0.13)	(0.03)	(0.06)	(0.01)
Net increase (decrease) in net asset value	(3.24)	1.50	0.05	2.20	2.04
Net Asset Value at end of period	$9.05	$12.29	$10.79	$10.74	$ 8.54
Total Return (%)[3]	32.44	15.10	0.66	26.48	31.57 [4]
Ratios/Supplemental Data:

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

Net Assets at end of period (in 000’s)	$1,775	$1,486	$1,401	$1,387	$616
Ratios of expenses to average net assets (%)	1.37	1.36	1.36	1.36	1.36 [5]
Ratio of net investment income to average net assets (%)	(0.02)	0.99	0.16	0.67	0.44 [5]
Portfolio turnover (%)[6]	19	15	22	33	21 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$10.78	$ 9.03	$ 9.99	$ 9.53	$ 7.59
Income from Investment Operations:
Net investment income[2]	0.16	0.17	0.19	0.14	0.17
Net realized and unrealized gain (loss) on investments	2.07	1.75	(0.96)	0.53	1.95
Total from investment operations	2.23	1.92	(0.77)	0.67	2.12
Less Distributions:
Distributions from net investment income	(0.02)	(0.17)	(0.19)	(0.21)	(0.18)
Net increase (decrease) in net asset value	2.21	1.75	(0.96)	0.46	1.94
Net Asset Value at end of period	$12.99	$10.78	$ 9.03	$ 9.99	$ 9.53
Total Return (%)[4]	20.76	21.31	(7.70)	7.09	27.90
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$75,808	$76,919	$72,756	$92,063	$77,997
Ratios of expenses to average net assets (%)	1.21	1.21	1.22	1.22	1.22
Ratio of net investment income to average net assets (%)	1.37	1.74	1.90	1.48	2.08
Portfolio turnover (%)[7]	39	42	38	79	87

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

CLASS II	2013	2012	2011	2010	Inception to 12/31/09[1]
Net Asset Value at beginning of period	$10.76	$9.02	$ 9.99	$ 9.53	$ 7.32
Income from Investment Operations:
Net investment income[2]	0.13	0.14	0.16	0.09	0.04
Net realized and unrealized gain (loss) on investments	2.07	1.76	(0.96)	0.56	2.33
Total from investment operations	2.20	1.90	(0.80)	0.65	2.37
Less Distributions:
Distributions from net investment income	(0.00)[3]	(0.16)	(0.17)	(0.19)	(0.16)
Net increase (decrease) in net asset value	2.20	1.74	(0.97)	0.46	2.21
Net Asset Value at end of period	$12.96	$10.76	$ 9.02	$ 9.99	$ 9.53
Total Return (%)[4]	20.45	21.01	(7.91)	6.83	32.30 [5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,134	$18,263	$15,407	$13,241	$3,962
Ratios of expenses to average net assets (%)	1.46	1.46	1.47	1.47	1.48 [6]
Ratio of net investment income to average net assets (%)	1.10	1.45	1.58	1.00	0.57 [6]
Portfolio turnover (%)[7]	39	42	38	79	87 [5]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	Amounts represents less than $0.005 per share.
[4]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 8.31	$ 7.82	$ 8.06	$ 7.64	$ 6.04
Income from Investment Operations:
Net investment income[1]	0.21	0.24	0.22	0.20	0.15
Net realized and unrealized gain (loss) on investments	0.70	0.53	(0.04)	0.49	1.59
Total from investment operations	0.91	0.77	0.18	0.69	1.74
Less Distributions:
Distributions from net investment income	(0.22)	(0.25)	(0.23)	(0.27)	(0.14)
Distributions from capital gains	(0.24)	(0.03)	(0.19)	–	–
Total distributions	(0.46)	(0.28)	(0.42)	(0.27)	(0.14)
Net increase (decrease) in net asset value	0.45	0.49	(0.24)	0.42	1.60
Net Asset Value at end of period	$ 8.76	$ 8.31	$ 7.82	$ 8.06	$ 7.64
Total Return (%)[2]	10.94	9.98	2.11	9.01	28.93
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$70,472	$56,607	$39,580	$27,648	$19,300
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.30	0.30	0.26	0.40	0.41
After reimbursement of expenses by Adviser (%)	0.30	0.30	0.24 [3]	0.20 [3]	0.34 [3]
Ratio of net investment income to average net assets (%)	2.37	2.96	2.70	2.61	2.24
Portfolio turnover (%)[4]	167	90	114	51	78

[1]	Based on average shares outstanding during the year.
[2]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2030 FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 8.04	$ 7.49	$ 7.90	$ 7.41	$ 5.75
Income from Investment Operations:
Net investment income[1]	0.19	0.23	0.19	0.18	0.12
Net realized and unrealized gain (loss) on investments	1.13	0.60	(0.09)	0.52	1.65
Total from investment operations	1.32	0.83	0.10	0.70	1.77
Less Distributions:
Distributions from net investment income	(0.18)	(0.22)	(0.20)	(0.21)	(0.11)
Distributions from capital gains	(0.26)	(0.06)	(0.31)	–	–
Total distributions	(0.44)	(0.28)	(0.51)	(0.21)	(0.11)
Net increase (decrease) in net asset value	0.88	0.55	(0.41)	0.49	1.66
Net Asset Value at end of period	$ 8.92	$ 8.04	$ 7.49	$ 7.90	$ 7.41
Total Return (%)[2]	16.56	11.05	1.16	9.56	30.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$93,187	$68,009	$45,404	$31,279	$19,330
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.30	0.30	0.26	0.40	0.41
After reimbursement of expenses by Adviser (%)	0.30	0.30	0.24 [3]	0.20 [3]	0.34 [3]
Ratio of net investment income to average net assets (%)	2.16	2.84	2.43	2.42	1.87
Portfolio turnover (%)[4]	136	86	108	43	78

[1]	Based on average shares outstanding during the year.
[2]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND
	Year Ended December 31,
	2013	2012	2011	2010	2009
CLASS I
Net Asset Value at beginning of period	$ 7.61	$ 7.06	$ 7.60	$ 7.07	$ 5.43
Income from Investment Operations:
Net investment income[1]	0.17	0.20	0.16	0.15	0.08
Net realized and unrealized gain (loss) on investments	1.32	0.61	(0.12)	0.55	1.63
Total from investment operations	1.49	0.81	0.04	0.70	1.71
Less Distributions:
Distributions from net investment income	(0.16)	(0.19)	(0.17)	(0.17)	(0.07)
Distributions from capital gains	(0.26)	(0.07)	(0.41)	–	–
Total distributions	(0.42)	(0.26)	(0.58)	(0.17)	(0.07)
Net increase (decrease) in net asset value	1.07	0.55	(0.54)	0.53	1.64
Net Asset Value at end of period	$ 8.68	$ 7.61	$ 7.06	$ 7.60	$ 7.07
Total Return (%)[2]	19.63	11.42	0.47	9.97	31.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$68,917	$49,269	$35,182	$26,147	$16,656
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.30	0.30	0.26	0.40	0.41
After reimbursement of expenses by Adviser (%)	0.30	0.30	0.24 [3]	0.20	0.34 [3]
Ratio of net investment income to average net assets (%)	2.01	2.65	2.11	2.14	1.22
Portfolio turnover (%)[4]	151	101	115	40	86

[1]	Based on average shares outstanding during the year.
[2]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[3]
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013
Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2050 FUND
	Year Ended December 31,		Inception to 12/31/11[1]
	2013	2012
CLASS I
Net Asset Value at beginning of period	$10.69	$ 9.75	$10.00
Income from Investment Operations:
Net investment income[2]	0.24	0.30	0.26
Net realized and unrealized gain (loss) on investments	2.19	0.89	(0.36)
Total from investment operations	2.43	1.19	(0.10)
Less Distributions:
Distributions from net investment income	(0.18)	(0.21)	(0.14)
Distributions from capital gains	(0.16)	(0.04)	–
Distributions from return of capital	–	–	(0.01)
Total distributions	(0.34)	(0.25)	(0.15)
Net increase (decrease) in net asset value	2.09	0.94	(0.25)
Net Asset Value at end of period	$12.78	$10.69	$ 9.75
Total Return (%)[3]	22.78	12.12	(1.03) [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,123	$7,160	$2,236
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.30	0.30	0.26 [5]
After reimbursement of expenses by Adviser (%)	0.30	0.30	0.26 [5,6]
Ratio of net investment income to average net assets (%)	1.98	2.90	2.61 [5]
Portfolio turnover (%)[7]	215	86	75 [4]

[1]	Commenced investment operations on January 3, 2011.
[2]	Based on average shares outstanding during the year.
[3]
These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[4]	Not annualized.
[5]	Annualized.
[6]
Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

1. ORGANIZATION
The Ultra Series Fund (the “Trust’’), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the “1940 Act’’), as amended, as a diversified, open-end management investment company. The Trust is a series fund with, at the end of the period covered by this report, 16 investment portfolios (individually, a “Fund,” and collectively, the “Funds’’), each with different investment objectives and policies. The Funds currently available at the end of the period were the Money Market Fund, Core Bond Fund (formerly Bond Fund), High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund and International Stock Fund (collectively, the “Core Funds’’), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds’’), and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”).
The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All Funds, except for the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer a single class of shares, Class I shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts’’) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group’’). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.
The Trust has entered into a Management Agreement with Madison Asset Management, LLC. (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income, Small Cap and International Stock Funds.

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.
Portfolio Valuation: Securities and other investments are valued as follows: Equity securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such for such investments. Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Allocation and each Target Date Fund consist primarily of

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Notes to Financial Statements

shares of underlying funds, the NAV of each Fund is determined based on the NAV’s of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.
Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust’s Pricing Committee (the “Committee”) shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.
Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).
All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Trust’s Pricing Committee (the “Committee’’) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an underlying fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation or

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Notes to Financial Statements

Target Date Fund to do the same because of delays in obtaining the underlying fund’s NAV.
A Fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may engage an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.
Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Amortization and accretion are recorded on the effective yield method.
Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.
Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets. Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the

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Notes to Financial Statements

obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers’’ in U.S. Government securities. As of December 31, 2013, none of the Funds held open repurchase agreements.
The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.
Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.
Each Fund, except the Money Market Fund, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Only the International Stock Fund had net realized gains from foreign currency transactions, and that amount is included in the Statements of Operations under the heading “Net realized gain (loss) on investments” for that Fund.
The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

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Notes to Financial Statements

Forward Foreign Currency Exchange Contracts: Each Fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2013, none of the Funds had open forward foreign currency exchange contracts.
If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.
Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.
Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At December 31, 2013, investments in securities of the Core Bond, High Income and Diversified Income Funds include issues that are illiquid. As of that date, the aggregate values of illiquid securities held by Core Bond, High Income and Diversified Income Funds were $10,901,951, $631,500, and $6,333,682, respectively, which represent 3.4%, 1.2% and 1.5% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain

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Notes to Financial Statements

unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at December 31, 2013, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
Core Bond Fund
American Association of Retired Persons	5/16/02	$ 2,616,788
ERAC USA Finance LLC	12/16/04	2,592,874
Forest Laboratories Inc	12/5/13	250,000
Indianapolis Power & Light Co.	10/2/06	3,425,267
Liberty Mutual Group Inc.	6/13/13	993,928
		$ 9,878,857
High Income Fund
Boise Cascade Co.	10/17/12	$ 600,000

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Notes to Financial Statements

Security	Acquisition Date	Acquisition Cost
Diversified Income Fund
American Association of Retired Persons	5/16/02	$2,093,431
ERAC USA Finance LLC	12/16/04	1,998,674
Indianapolis Power & Light Co.	10/2/06	1,546,093
		$5,638,198
Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued’’ refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2013, none of the Funds had entered into such transactions.
Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.
Fair Value Measurements: Each Fund has adopted the FASB guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon

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Notes to Financial Statements

selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
• Level 1 – unadjusted quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Funds to measure fair value for the year ended December 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. Through the year ended December 31, 2013, none of the Funds held securities

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Notes to Financial Statements

deemed as a Level 3 and there were no transfers between classification levels during the year.
The following is a summary of the inputs used as of December 31, 2013 in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/13
Conservative Allocation	$222,091,328	$—	$—	$222,091,328
Moderate Allocation	408,958,391	—	—	408,958,391
Aggressive Allocation	151,664,149	—	—	151,664,149
Money Market[1]	1,678,512	36,826,409	—	38,504,921
Core Bond
Asset Backed	—	1,030,127	—	1,030,127
Corporate Notes and Bonds	—	91,684,015	—	91,684,015
Long Term Municipal Bonds	—	2,092,730	—	2,092,730
Mortgage Backed	—	58,596,092	—	58,596,092
U.S. Government and Agency Obligations	—	157,192,991	—	157,192,991
Short-Term Investments	4,378,761	—	—	4,378,761
	4,378,761	310,595,955	—	314,974,716
High Income			—
Corporate Notes and Bonds	—	48,027,585	—	48,027,585
Short-Term Investments	1,737,761	—	—	1,737,761
	1,737,761	48,027,585	—	49,765,346
Diversified Income
Common Stocks	242,801,900	—	—	242,801,900
Asset Backed	—	606,946	—	606,946
Corporate Notes and Bonds	—	60,739,308	—	60,739,308
Long Term Municipal Bonds	—	983,241	—	983,241
Mortgage Backed	—	29,472,853	—	29,472,853
U.S. Government and Agency Obligations	—	69,495,928	—	69,495,928
Short-Term Investments	16,613,277	—	—	16,613,277
	259,415,177	161,298,276	—	420,713,453

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Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/13
Large Cap Value
Common Stocks	563,285,950	—	—	563,285,950
Short-Term Investments	20,079,258	—	—	20,079,258
	583,365,208	—	—	583,365,208
Large Cap Growth
Common Stocks	373,397,350	—	—	373,397,350
Short-Term Investments	20,536,155	—	—	20,536,155
	393,933,505	—	—	393,933,505
Mid Cap
Common Stocks	376,363,787	—	—	376,363,787
Short-Term Investments	21,317,843	—	—	21,317,843
	397,681,630	—	—	397,681,630
Small Cap
Common Stocks	7,645,323	—	—	7,645,323
Short-Term Investments	263,581	—	—	263,581
	7,908,904			7,908,904
International Stock
Common Stocks
Australia	—	1,849,462	—	1,849,462
Austria	—	893,494	—	893,494
Belgium	—	2,407,921	—	2,407,921
Bermuda	—	846,434	—	846,434
Brazil	—	999,197	—	999,197
Canada	—	2,598,665	—	2,598,665
Denmark	—	955,862	—	955,862
Finland	—	1,774,985	—	1,774,985
France	—	8,589,735	—	8,589,735
Germany	—	6,258,407	—	6,258,407
Greece	—	623,862	—	623,862
Ireland	872,898	–	—	872,898
Italy	—	2,594,490	—	2,594,490
Japan	—	18,317,950	—	18,317,950
Luxembourg	—	1,359,259	—	1,359,259
Netherlands	—	1,622,545	—	1,622,545
Norway	—	659,463	—	659,463
Philippines	—	1,673,183	—	1,673,183
South Korea	—	1,082,674	—	1,082,674
Spain	—	4,134,516	—	4,134,516
Sweden	—	2,741,870	—	2,741,870
Switzerland	—	9,813,084	—	9,813,084
Thailand	—	534,317	—	534,317
Turkey	—	397,753	—	397,753

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Notes to Financial Statements

United Kingdom	—	19,259,673	—	19,259,673
Short-Term Investments	2,012,515	—	—	2,012,515
	2,885,413	91,988,801	—	94,874,214

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/13
Madison Target Retirement 2020	$70,372,734	$—	$—	$70,372,734
Madison Target Retirement 2030	92,919,947	—	—	92,919,947
Madison Target Retirement 2040	68,786,798	—	—	68,786,798
Madison Target Retirement 2050	18,393,830	—	—	18,393,830
3. MANAGEMENT, SERVICES AND DISTRIBUTION AGREEMENTS
Management Agreement: For services under the Management Agreement, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets:

Fund	Management Fee	Fund	Management Fee
Conservative Allocation	0.30%	Large Cap Growth	0.80%
Moderate Allocation	0.30%	Mid Cap	0.90%
Aggressive Allocation	0.30%	Small Cap	1.10%
Money Market	0.45%	International Stock*	1.15%
Core Bond	0.55%	Madison Target Retirement 2020	0.25%
High Income	0.75%	Madison Target Retirement 2030	0.25%
Diversified Income	0.70%	Madison Target Retirement 2040	0.25%
Large Cap Value	0.60%	Madison Target Retirement 2050	0.25%
*Effective December 31, 2013, the management fee for the International Stock Fund was reduced from 1.20% to 1.15%.
For all but the Target Date Funds, the Management Agreement requires the Investment Adviser to provide or arrange to provide overall management of the Funds, including but not limited to, investment advisory services, custody, transfer

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Notes to Financial Statements

agency, dividend disbursing, legal, accounting and administrative services. Neither Management Agreement includes Trustee compensation or the fees paid to the Trust’s independent Registered Public Accountant. For the Target Date Funds, the Management Agreement requires the Investment Adviser to provide investment management services to the Funds. Other services performed by the Investment Adviser for these Funds are covered under a separate Services Agreement (discussed below).
The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund and effective December 31, 2013, NorthRoad Capital Management LLC, an affiliate of Madison, replaced Lazard Asset Management, LLC as the subadviser for the International Stock Fund. The Investment Adviser manages the Money Market Fund, Core Bond Fund, Diversified Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, Target Allocation Funds and the Target Date Funds.
The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Money Market Class I Shares and Class II Shares. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended December 31, 2013, the waivers totaled $151,868 for Class I Shares and $5,527 for Class II Shares and are reflected as fees waived by the Investment Adviser in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Services Agreement: Effective September 1, 2011, the Investment Adviser entered into a services agreement (“Services Agreement”) for the Target Date Funds. Under the Services Agreement, Madison provides either directly or through outsourced arrangements all operational and support services of the Target Date Funds not provided under the Management Agreement discussed above. Under this Services Agreement, Madison receives a fee of 0.05% (annualized) of the average daily net assets of each Target Date Fund. In exchange for the aforementioned fee, Madison is responsible for paying all of the Funds’  fees and expenses, other than (i) the

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Notes to Financial Statements

management fee (described above), (ii) fees related to the Funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired Fund fees, and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the Funds may maintain for emergency or extraordinary purposes). The direct expenses of the Funds’ independent trustees and independent auditors are paid out of this fee by the Target Date Funds. Pursuant to the Services Agreement, Madison has also agreed, until April 30, 2014, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit each Target Date Fund’s total operating expenses and underlying fees and expenses to 0.65% of average daily net assets. In applying this waiver, Madison must utilize good faith estimates of the fees and expenses of the underlying funds. For the year ended December 31, 2013, no fees were waived. The Investment Adviser does not have the right to recoup these waived fees, if any.
Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% of each Fund’s daily net assets. MFD arranges to provide compensation to others that provide distribution and shareholder servicing services to the Funds and their shareholders. Fees incurred by the Funds under the plan are detailed in the Statements of Operations.
MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In this regard, the distributor waived all of the 12b-1 fees on the Money Market Class II shares for the purpose of maintaining a one-day yield of zero. For the year ended December 31, 2013, the waivers totaled $3,975 and are reflected as fees waived in the Statements of Operations. Neither MFD nor the Investment Adviser has the right to recoup these waived fees.
MFD changed its name from Mosaic Funds Distributor, LLC on February 1, 2013.
Other Expenses: Except as provided below, in addition to the management fee, the Trust is responsible for fees of the independent trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees. Effective September 1, 2011, the fees for the independent

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Notes to Financial Statements

trustees and independent audits are paid out of the Services Agreement fee (noted above) for the Target Date Funds.
Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Committee meeting attended. The nominating and Governance Committee of the Board may change these fees at any time.
4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the Fund. The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.
5. SECURITIES TRANSACTIONS
For the year ended December 31, 2013, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

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Notes to Financial Statements

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$—	$—	$162,504,606	$184,865,100
Moderate Allocation	—	—	262,862,743	288,602,543
Aggressive Allocation	—	—	104,902,005	122,173,836
Core Bond	26,714,786	60,606,484	22,798,516	31,505,118
High Income	—	—	18,308,179	34,350,908
Diversified Income	22,138,926	17,064,716	44,988,591	74,959,624
Large Cap Value	—	—	167,098,795	219,364,344
Large Cap Growth	—	—	171,637,683	224,878,409
Mid Cap	—	—	99,635,319	168,896,790
Small Cap	—	—	2,358,685	11,813,239
International Stock	—	—	35,774,965	52,889,071
Madison Target Retirement 2020	—	—	116,401,852	106,636,649
Madison Target Retirement 2030	—	—	124,839,715	110,327,788
Madison Target Retirement 2040	—	—	98,876,690	88,705,873
Madison Target Retirement 2050	—	—	34,831,826	26,219,844
6. FOREIGN SECURITIES
Each Fund may invest in foreign securities; however, the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities include American Depositary Receipts (“ADRs’’), European Depositary Receipts (“EDRs’’), Global Depositary Receipts (“GDRs’’), Swedish Depositary Receipts (“SDRs’’) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S.Domestic Master Index are not considered a foreign security.
Certain Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.
7. SECURITIES LENDING

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

Each Fund, except the Target Allocation, Money Market, Small Cap and Target Retirement Funds, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.
At December 31, 2013, none of the Funds had securities out on loan.
8. FEDERAL INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.
The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2013. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2010 through December 31, 2013.
The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

Fund	Ordinary Income		Long-Term Capital Gain
	2013	2012	2013	2012
Conservative Allocation	$ 5,156,063	$ 8,752,307	$ 5,546,612	$—
Moderate Allocation	7,152,069	11,631,795	—	—
Aggressive Allocation	1,705,758	3,233,841	1,843,645	—
Money Market	—	—	—	—
Core Bond	10,625,062	12,776,652	—	—
High Income	3,416,640	5,659,023	—	—
Diversified Income	9,327,449	10,709,273	—	—
Large Cap Value	8,439,141	10,469,073	—	—
Large Cap Growth	5,389,701	2,704,838	28,059,003	—
Mid Cap	22,758	1,089,948	5,975,197	—
Small Cap	58,672	154,423	3,453,752	—
International Stock	148,830	1,486,996	—	—
Madison Target Retirement 2020	2,180,470	1,701,151	1,367,486	144,606
Madison Target Retirement 2030	2,700,413	2,082,265	1,706,037	170,986
Madison Target Retirement 2040	1,992,163	1,497,374	1,149,047	103,150
Madison Target Retirement 2050	367,015	146,274	94,727	14,972
As of December 31, 2013, the components of distributable earnings on a tax basis were as follows.

Fund	Ordinary Income	Long-Term Capital Gain	Fund	Ordinary Income	Long-Term Capital Gain
Conservative Allocation	$118,861	$—	Large Cap Growth	$481,328	$2,966,180
Moderate Allocation	163,666	—	Mid Cap	—	3,338,338
Aggressive Allocation	38,320	40,756	Small Cap	—	78,393
Money Market	—	—	International Stock	1,067,517	—
Core Bond	210,058	—	Madison Target Retirement 2020	—	79,438
High Income	71,584	—	Madison Target Retirement 2030	840	229,631
Diversified Income	187,487	—	Madison Target Retirement 2040	69,512	85,381
Large Cap Value	128,277	—	Madison Target Retirement 2050	19,475	232

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

For federal income tax purposes, the Funds listed below have capital loss carryovers as of December 31, 2013, which are available to offset future capital gains, if any, realized through the fiscal year listed:

Fund	2014	2015	2016	2017	2018	2019	No Expiration- Short Term
Conservative Allocation	$—	$—	$—	$—	$—	$—	$—
Moderate Allocation	—	—	—	5,429,580	9,937,108	—	—
Aggressive Allocation	—	—	—	—	—	—	—
Money Market	—	—	—	—	—	—	399
Core Bond	—	—	—	8,593,619	346,309	—	—
High Income	—	—	2,652,908	4,641,635	—	—	—
Diversified Income	—	—	—	6,420,044	—	—	—
Large Cap Value	—	—	—	28,758,901	—	—	—
Large Cap Growth	—	—	—	—	—	—	—
Mid Cap	—	—	15,192,498	—	—	—	—
Small Cap	—	—	607,545	—	—	—	—
International Stock	—	—	3,937,695	20,286,292	1,822,160	—	—
Madison Target Retirement 2020	—	—	—	—	—	—	—
Madison Target Retirement 2030	—	—	—	—	—	—	—
Madison Target Retirement 2040	—	—	—	—	—	—	—
Madison Target Retirement 2050	—	—	—	—	—	—	—
Included in the net capital loss carryforwards for Mid Cap Fund, Small Cap Fund and International Stock Fund is $15,192,498, $607,545 and $6,562,825, respectively, of capital loss carryforwards subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger. These acquired losses are included in the total losses available noted above.
Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year, if the Funds so elect. For the year ended December 31, 2013, none of the Funds elected to defer late-year ordinary losses.

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

For the year ended December 31, 2013, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized	Fund	Amount Utilized
Conservative Allocation	$2,386,143	Large Cap Growth	$11,561,675
Moderate Allocation	24,584,406	Mid Cap	46,183,745
Aggressive Allocation	13,048,340	Small Cap	308,677
Money Market	—	International Stock	6,535,625
Core Bond	3,481,808	Madison Target Retirement 2020	—
High Income	1,218,435	Madison Target Retirement 2030	—
Diversified Income	18,478,496	Madison Target Retirement 2040	—
Large Cap Value	43,993,519	Madison Target Retirement 2050	—
After October 31, 2013, only the Conservative Allocation Fund had Short-Term post-October capital losses of $88,760, which is being deferred for tax purposes.

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

At December 31, 2013, the aggregate gross unrealized appreciation/depreciation and net unrealized appreciation for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$17,393,973	$136,639	$17,257,334
Moderate Allocation	61,253,563	168,941	61,084,622
Aggressive Allocation	28,346,418	215,795	28,130,623
Core Bond	16,195,997	5,522,415	10,673,582
High Income	1,861,648	215,517	1,646,131
Diversified Income	90,378,473	3,014,392	87,364,081
Large Cap Value	173,283,192	1,602,292	171,680,900
Large Cap Growth	122,006,775	2,866,083	119,140,692
Mid Cap	126,692,308	152,825	126,539,483
Small Cap	3,403,892	11,277	3,392,615
International Stock	28,535,717	679,481	27,856,236
Madison Target Retirement 2020	5,368,187	281,665	5,086,522
Madison Target Retirement 2030	10,800,254	279,532	10,520,722
Madison Target Retirement 2040	9,495,732	130,820	9,364,912
Madison Target Retirement 2050	2,283,992	21,359	2,262,633
The differences between the book unrealized amounts reflected in the Statement of Assets and Liabilities and tax unrealized amounts (shown above) are due to the tax deferral of losses on wash sales.
Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.
Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.
To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

(loss) on investments and foreign currency translations. Accordingly, at December 31, 2013 reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$—	$28,491	$(28,491)
Moderate Allocation	—	317,389	(317,389)
Aggressive Allocation	—	114,165	(114,165)
Money Market	—	—	—
Core Bond	—	(81,439)	81,439
High Income	—	—	—
Diversified Income	—	4,251	(4,251)
Large Cap Value	—	—	—
Large Cap Growth	—	—	—
Mid Cap	(73,778)	73,785	(7)
Small Cap	—	(1,325)	1,325
International Stock	(1,926,937)	(50,734)	1,977,671
Madison Target Retirement 2020	—	127,142	(127,142)
Madison Target Retirement 2030	—	50,435	(50,435)
Madison Target Retirement 2040	—	33,690	(33,690)
Madison Target Retirement 2050	—	9,874	(9,874)

9. INVESTMENT RISKS
Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

hedged. The International Stock Fund may enter into these contracts primarily to protect these Funds from adverse currency movements.
Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include, but are not limited to, risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.
The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called “junk bonds’’). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The High Income Fund generally invests at least 80% of its net assets in high yield securities.
The Target Allocation Funds and Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the “underlying funds’’), including exchange traded funds (“ETFs”). Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, these Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.
Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class underperforms its peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

Please see the most current version of a Fund’s prospectus(es) for a more detailed discussion of risks associated with investing in the Funds.
10. CAPITAL SHARES AND AFFILIATED OWNERSHIP
All capital shares outstanding at December 31, 2013, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.
The Target Allocation Funds invest in underlying funds, of which certain underlying funds (the “affiliated underlying funds’’), may be deemed to be under common control because of the same Board of Trustees. Madison Funds’ historical financial information is available to you at no cost on the Securities and Exchange Commission’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each affiliated underlying fund as of December 31, 2013 follows:

Fund/Underlying Fund	Balance of Shares Held at 12/31/12	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/13	Value at 12/31/13	Realized Gain (Loss)	Distributions Received[1]
Conservative Allocation Fund
Madison High Quality Bond Fund Class Y	1,641,621	120,189	450,311	1,311,499	$14,334,688	$95,331	$262,628
Madison Core Bond Fund Class Y	1,904,243	1,257,235	238,855	2,922,623	29,197,006	(45,072)	754,793
Madison Corporate Bond Fund Class Y	1,277,935	–	35,810	1,242,125	13,899,373	(15,007)	310,807
Madison High Income Fund Class Y	1,737,052	34,532	1,127,311	644,273	4,335,960	961,670	675,537
Madison Equity Income Fund Class Y	958,772	–	958,772	–	–	250,163	251,552
Madison Large Cap Value Fund Class Y	1,076,398	196,041	117,736	1,154,703	20,438,246	363,817	214,137
Madison Disciplined Equity Fund Class Y	980,883	444,254	1,425,137	–	–	1,239,774	2,059,431
Madison Investors Fund Class Y	–	674,905	192,118	482,787	11,171,688	392,547	330,544
Madison Large Cap Growth Fund Class Y	407,511	182,691	60,613	529,589	11,470,901	383,863	419,464
Madison International Stock Fund Class Y	592,560	122,826	95,455	619,931	8,362,869	161,332	82,187
Totals					$113,210,731	$3,788,418	$5,361,080
Moderate Allocation Fund

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

Madison High Quality Bond Fund Class Y	1,393,750	188,556	171,831	1,410,475	$15,416,491	$28,137	$242,746
Madison Core Bond Fund Class Y	2,405,616	1,390,971	293,868	3,502,719	34,992,164	169,252	876,925
Madison High Income Fund Class Y	2,455,877	23,545	1,481,668	997,754	6,714,883	1,828,475	901,871
Madison Equity Income Fund Class Y	1,319,334	-	1,319,334	-	-	(17,339)	255,191
Madison Large Cap Value Fund Class Y	2,356,806	411,103	164,905	2,603,004	46,073,164	500,245	482,722
Madison Disciplined Equity Fund Class Y	2,220,189	425,799	2,645,988	-	-	562,119	4,778,185
Madison Investors Fund Class Y	-	1,600,051	191,905	1,408,146	32,584,493	789,034	964,099
Madison Large Cap Growth Fund Class Y	1,513,868	396,129	183,791	1,726,206	37,389,622	653,396	1,367,251
Madison Mid Cap Fund Class Y	2,263,279	121,281	827,531	1,557,029	14,760,632	1,409,849	971,290
Madison Small Cap Fund Class Y	619,710	30,628	310,690	339,648	5,043,773	1,396,855	205,511
Madison Northroad International Fund Class Y	1,378,003	-	283,874	1,094,129	13,151,436	440,259	538,733
Madison International Stock Fund Class Y	708,463	-	91,370	617,093	8,324,585	403,941	81,810
Totals					$214,451,243	$8,164,223	$11,666,334
Aggressive Allocation Fund
Madison High Income Fund Class Y	429,563	256,511	575,310	110,764	745,445	607,184	114,180
Madison Equity Income Fund Class Y	333,863	-	333,863	-	-	(50,114)	15,115
Madison Large Cap Value Fund Class Y	1,180,844	173,589	156,655	1,197,778	21,200,665	406,519	222,126
Madison Disciplined Equity Fund Class Y	1,236,305	235,664	1,471,969	—	—	1,155,007	2,250,519
Madison Investors Fund Class Y		744,156	86,025	658,131	15,229,151	251,476	450,595
Madison Large Cap Growth Fund Class Y	618,663	306,129	111,172	813,620	17,623,014	248,315	644,432
Madison Mid Cap Fund Class Y	1,544,805	193,332	572,110	1,166,027	11,053,937	991,633	727,379
Madison Small Cap Fund Class Y	255,585	38,285	146,890	146,980	2,182,651	945,133	88,933

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

Madison Northroad International Fund Class Y	492,632	35,779	122,067	406,344	4,884,259	196,567	200,078
Madison International Stock Fund Class Y	321,305	61,823	80,185	302,943	4,086,699	308,920	40,162
Totals					$77,005,821	$5,060,640	$4,753,519

[1] Distributions received include distributions from net investment income and from capital gains from the underlying funds.

11. SUBSEQUENT EVENTS
Clawback Litigation
The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Mid Cap Fund received proceeds of approximately $1,574,400 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.
All Other Matters
Other than what is noted above, management has evaluated the impact of all other subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Ultra Series Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Ultra Series Fund, comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Core Bond Fund (formerly Bond Fund), High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (collectively, the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, and the

Ultra Series Fund | December 31, 2013

Notes to Financial Statements

changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche, LLP
(signature)
Milwaukee, WI
February 21, 2014

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS
The Board of Trustees reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Investment Adviser and the subadvisory contracts with the applicable Subadvisers at an in-person meeting of the Board held in July 2013. The following summarizes the Board’s process and considerations during that meeting.
With regard to the nature, extent and quality of the services to be provided by the Investment Adviser and each Subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Investment Adviser (and applicable Subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Investment Adviser and each Subadviser discussed their firms’ ongoing investment philosophies and strategies intended to provide performance consistent with each Fund’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Investment Adviser and its affiliates due to the Investment Advisers’ history of providing advisory services to its proprietary investment company clients.
The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Investment Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any Subadvisers to Fund portfolios.
With regard to the investment performance of the Trust and the Investment Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers to any Fund. They also considered whether any relative underperformance was appropriate in view of the Investment Adviser’s conservative investment philosophy. The Board performed this review in connection with the Investment Adviser and each Subadviser that manages a subadvised Fund portfolio. In connection with the review of performance, the Board engaged in a

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. With regard to fixed-income Funds, the Board considered the relatively conservative investment philosophy followed by the Funds during a period of historically low interest rates and the relative risks to fixed-income Funds in the current environment. Representatives of the Investment Adviser and each Subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.
With regard to the costs of the services to be provided and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Trusts, the Board reviewed the expense ratios for a variety of other funds in each Fund portfolio’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Investment Adviser and each Subadviser that manages a subadvised Fund portfolio.
The Board noted that the Investment Adviser or its affiliates, and, as applicable, each Subadviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Investment Adviser (and respective Subadviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Investment Adviser (or Subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require and were wary of “inapt comparisons.” They considered that, if the services rendered by the Investment Adviser (or Subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Investment Adviser (or Subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

communication services required to be handled by the Investment Adviser (or Subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.
TThe Trustees reviewed each Fund’s fee structure based on total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: (1) an advisory fee and a capped administrative “services” expense for its Target Retirement Date Funds; and (2) for the remaining series, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.
The Trustees sought to ensure that fees paid by the Trusts were appropriate. The Board reviewed materials demonstrating that although the Investment Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Target Retirement Date Funds of the Trust pursuant to its administrative services agreements with those series, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees, in the case of the Target Retirement Date series, or in excess of the unitary fee, in the case of the remaining series of the Trust, are paid by the Investment Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Fund portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
The Board recognized that to the extent a Fund portfolio invests in other mutual funds also managed by the Investment Adviser (or its affiliates), the Investment Adviser (or an affiliate) receives investment advisory fees from both the Fund portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Investment Adviser (or an affiliate) provides separate services to each “Fund of funds” portfolios and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.
In reviewing costs and profits, the Board noted that for some smaller Fund portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

accounting personnel and employees of the Investment Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Investment Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Investment Adviser including the Trust as a consolidated Fund family. The Trustees noted that total assets managed by the Investment Adviser and its affiliates were in excess of $15 billion at the time of the meeting. As a result, although the fees paid by each Fund portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Investment Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Investment Adviser and is managed with the attention given to the Investment Adviser’s other clients.
With regard to the extent to which economies of scale would be realized as each Fund portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. In addition, the Trustees recognized that the Investment Adviser was currently waiving fees with with regard to the Money Market Fund.
Counsel to the Trust’s Independent Trustees confirmed that the Trust’s Independent Trustees met previously and reviewed the written contract renewal materials provided by the Investment Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the more recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Investment Adviser and the Subadvisers and representatives of the Investment Adviser and Subadvisers, respectively, discussed each matter raised.
After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective Fund portfolio and that renewal of

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

its respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Fund portfolio and its shareholders.
In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by some of the Funds. Representatives of the Investment Adviser directed the Board to the written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.
FUND EXPENSES PAID BY SHAREHOLDERS
As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2013. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses
The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,059.40	0.31%	$1.61	$1,058.00	0.56%	$2.90
Moderate Allocation	1,000	1,097.00	0.31%	1.64	1,095.60	0.56%	2.96
Aggressive Allocation	1,000	1,131.10	0.31%	1.67	1,129.70	0.56%	3.01
Money Market	1,000	1,000.00	0.11%	0.55	1,000.00	0.11%	0.55
Core Bond	1,000	1000.30	0.56%	2.82	999.00	0.81%	4.08
High Income	1,000	1,054.70	0.76%	3.94	1053.40	1.01%	5.23
Diversified Income	1,000	1,077.20	0.71%	3.72	1,075.80	0.96%	5.02
Large Cap Value	1,000	1,144.10	0.61%	3.30	1,142.60	0.86%	4.64
Large Cap Growth	1,000	1,186.70	0.81%	4.46	1,183.90	1.06%	5.83
Mid Cap	1,000	1,149.90	0.91%	4.93	1,148.40	1.16%	6.28
Small Cap	1,000	1,165.40	1.12%	6.11	1,163.90	1.37%	7.47
International Stock	1,000	1,175.80	1.21%	6.64	1,174.40	1.46%	8.00
Madison Target Retirement 2020	1,000	1,070.20	0.30%	1.57
Madison Target Retirement 2030	1,000	1,099.10	0.30%	1.59
Madison Target Retirement 2040	1,000	1,114.70	0.30%	1.60
Madison Target Retirement 2050	1,000	1,129.40	0.30%	1.61
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

	CLASS I				CLASS II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,023.64	0.31%	$1.58	$1,022.38	0.56%	$2.85
Moderate Allocation	1,000	1,023.64	0.31%	1.58	1,022.38	0.56%	2.85
Aggressive Allocation	1,000	1,023.64	0.31%	1.58	1,022.38	0.56%	2.85
Money Market	1,000	1,024.65	0.11%	0.56	1,024.65	0.11%	0.56
Core Bond	1,000	1,022.38	0.56%	2.85	1,021.12	0.81%	4.13
High Income	1,000	1,021.37	0.76%	3.87	1,020.11	1.01%	5.14
Diversified Income	1,000	1,021.63	0.71%	3.62	1,020.37	0.96%	4.89
Large Cap Value	1,000	1,022.13	0.61%	3.11	1,020.87	0.86%	4.38
Large Cap Growth	1,000	1,021.12	0.81%	4.13	1,019.86	1.06%	5.40
Mid Cap	1,000	1,020.62	0.91%	4.63	1,019.36	1.16%	5.90
Small Cap	1,000	1,019.56	1.12%	5.70	1,018.30	1.37%	6.97
International Stock	1,000	1,019.11	1.21%	6.16	1,017.85	1.46%	7.43
Madison Target Retirement 2020	1,000	1,023.69	0.30%	1.53
Madison Target Retirement 2030	1,000	1,023.69	0.30%	1.53
Madison Target Retirement 2040	1,000	1,023.69	0.30%	1.53
Madison Target Retirement 2050	1,000	1,023.69	0.30%	1.53
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington,

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
PROXY VOTING POLICIES, PROCEDURES AND RECORDS
A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.
PROXY VOTING RESULTS
A special meeting of the Ultra Series International Stock Fund shareholders was held on December 27, 2013, at which time, shareholders approved changing the Fund’s subadviser.  Accordingly, NorthRoad Capital Management LLC became subadviser for the International Stock Fund effective December 31, 2013, replacing Lazard Asset Management, LLC.  The voting results are described below:

FOR: 91.426%	AGAINST: 3.292%	ABSTAIN: 5.282%
OTHER CONSIDERATIONS
While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address the, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile

Ultra Series Fund | December 31, 2013
Other Information (unaudited)

nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.
One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” ”may,” ”will,” ”expect,””believe,” ”plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.
TAX INFORMATION
Foreign Tax Credit: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended December 31, 2013, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $225,957 (all of which represents taxes withheld) and $2,701,897, respectively.
Corporate Dividends Received Deduction: For the taxable year ended December 31, 2013, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Large Cap Value Fund	100.00%	Aggressive Allocation Fund	28.22%
Diversified Income Fund	63.30%	Small Cap Fund	100.00%
Large Cap Growth Fund	81.75%	Madison Target Retirement 2020 Fund	3.77%
Mid Cap Fund	100.00%	Madison Target Retirement 2030 Fund	6.43%
Conservative Allocation Fund	9.51%	Madison Target Retirement 2040 Fund	7.25%
Moderate Allocation Fund	14.72%	Madison Target Retirement 2050 Fund	8.90%

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.
Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years
Katherine L. Frank[2] 1960	Trustee and President, 2009 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010
Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison Funds (21) (mutual funds), President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 - Present
			38	Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (21), 2009 - Present

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

Jay R. Sekelsky 1959	Vice President, 2009 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010
Madison, Executive Director and Chief Investment Officer, 2010 - Present
MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010
Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison Funds (21), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present
		N/A	N/A

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments,
2005 - 2013; Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2010 - 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005
Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Madison Funds (21), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present
			N/A	N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009; Madison Funds (21), Treasurer,
2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, December 2012 - Present
			N/A	N/A

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007; 2009 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005
Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Madison Funds (21), Secretary, 1999-Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009-Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, December 2012 - Present
		N/A	N/A

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009
MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel,
2011 - Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, December
2012 - Present
Madison Funds (21), Chief Compliance Officer, Corporate Counsel and Assistant Secretary,
2009 - Present
			N/A	N/A

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/Trustee During Past Five Years
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MIA, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present
NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present
Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; Madison Funds (21), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Covered Call & Equity Strategy Fund, General Counsel, Chief Legal Officer and Assistant Secretary, December 2012 - Present
CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009
Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Partner/Shareholder, Securities Practice Group, 1994-2007
			N/A	N/A

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

1
As of the date of this report, the fund complex consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 39 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

2	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Director/Trustee During Past Five Years
Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	39
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012
Nerites Corporation (technology company), 2004 - 2013
Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (21), 2009 - Present; Madison Covered Call & Equity Strategy Fund, 2005-Aug 2009, and December 2012 - Present

James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	39	Park Bank, 1978 - Present Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (21), 2009 - Present

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	37	Forward Service Corporation (employment training non-profit), 2010 - Present Stanek Tool Corp., 1990 - Present Madison Funds (21), 2005 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012 IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	37	Park Nicolet Health Services, 2001 - 2012 HealthPartners, 2013 - Present Madison Funds (21), 2004 - Present

Ultra Series Fund | December 31, 2013
Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[2]	Other Directorships Held by Director/Trustee During Past Five Years
Lorence D. Wheeler 1938	Trustee, 2009 - Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	39
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present
Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (21), 2009 - Present

1	Independent Trustees serve in such capacity until reaching the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2
As of the date of this report, the fund complex consists of Madison Funds with 21 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 39 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

SEC File Number: 811-04815

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The code was not amended during the year covered by this report.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

Philip Blake, an “independent” Trustee and a member of the Trust’s audit committee, serves as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity was elected to serve in such capacity at the Trust’s July 24, 2013 meeting, replacing James Imhoff who had previously serviced in such capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2013 and 2012, respectively were $275,500 ($468,500 including the Madison Funds (formerly known as MEMBERS Mutual Funds, an affiliated registered investment company ("MMF")), the Madison Strategic Sector Premium Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $298,000 ($405,500 including the Madison Funds).

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d).

For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $30,800 (budgeted) and $38,460 (budgeted), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, President and Principal Executive Officer
Date: February 26, 2014

By: (signature)
Greg Hoppe, Principal Financial Officer
Date: February 26, 2014